    As filed with the Securities and Exchange Commission on January 21, 2003



                                                      Registration No. 333-79309
                                                                       811-07798



                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )


                         Post-Effective Amendment No. 6                   ( X )



                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 1                          ( X )



                  NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)


                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000


                           Mary Marsden-Cochran, Esq.
                 New York Life Insurance and Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and Address of Agent for Service)


                                    Copy to:

        Stephen E. Roth, Esq.                    Sheila K. Davidson, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and General Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ] on ___________ pursuant to paragraph (b) of Rule 485.


    60 days after filing pursuant to paragraph (a)(i) of Rule 485.



[X] on April 9, 2003 pursuant to paragraph (a)(i) of 485.


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


                      NYLIAC VARIABLE UNIVERSAL LIFE 2000



                            PROSPECTUS--MAY 1, 2003



    A FLEXIBLE PREMIUM LIFE INSURANCE CONTRACT OFFERED TO INDIVIDUALS UNDER
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT--I



     You can send service requests to us at either of the following addresses:



Variable Products Service Center ("VPSC")    Variable Products Service Center
Madison Square Station                       51 Madison Avenue
P.O. Box 922                                 Room 452
New York, NY 10159                           New York, NY 10010
or call our toll-free number: 1-800-598-2019


     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.


     This life insurance policy is not considered an offering in any jurisdiction in which such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Benefits and Risks...................     4
  Benefits...........................     4
  Risks..............................     6
Table of Fees and Expenses...........     8
  Transaction Fees...................     8
  Periodic Charges Other Than Funds'
     Operating Expenses..............     9
  Funds' Annual Operating Expenses...    10
Definitions..........................    10
Management and Organization..........    12
  Insurer............................    12
  Your Policy........................    12
  About the Separate Account.........    12
Our Rights...........................    13
  The Fixed Account..................    13
  How to Reach Us for Policy
  Services...........................    14
  Funds and Eligible Portfolios......    15
  Investment Return..................    17
  Voting.............................    18
Charges Associated with the Policy...    18
  Deductions from Premiums...........    18
     Sales Expense Charges...........    18
     State Tax Charge................    19
     Federal Tax Charge..............    19
  Deductions from Cash Value.........    19
     Monthly Contract Charge.........    19
     Charge for Cost of Insurance
       Protection....................    19
     Separate Account Administrative
       Charge........................    20
     Rider Charges...................    20
     Expense Allocation..............    20
  Separate Account Charges...........    21
     Mortality and Expense Risk
       Charge (Series 1 only)........    21
     Mortality and Expense Risk
       Charge (Series 2 only)........    21
     Charges for Federal Income
       Taxes.........................    21
     Fund Charges....................    21
  Fund Annual Expenses...............    22
  Transaction Charges................    24
     Surrender Charges...............    24
Description of the Policy............    24
  The Parties........................    24
     Policyowner.....................    24
     Insured.........................    24
     Beneficiary.....................    24
  The Policy.........................    24
     How the Policy is Available.....    25



                                        PAGE
                                        ----
     Policy Premiums.................    25
  Cash Value.........................    25
  Investment Divisions and the Fixed
     Account.........................    26
  Amount in the Separate Account.....    26
  Amount in the Fixed Account........    26
  Transfers Among Investment
     Divisions and the Fixed
     Account.........................    27
  Additional Benefits through
     Riders..........................    28
  Options Available at No Additional
     Charge..........................    29
     Dollar Cost Averaging...........    29
     Automatic Asset Reallocation....    29
     Interest Sweep..................    29
  Maturity Date......................    29
  Tax-Free "Section 1035" Insurance
     Policy Exchanges................    30
  24 Month Exchange Privilege........    30
Premiums.............................    31
  Planned Premium....................    31
  Unplanned Premium..................    31
  Timing and Valuation...............    32
  Free Look..........................    32
  Premium Payments...................    33
  Check-O-Matic......................    33
  Premium Payments Returned for
     Insufficient Funds..............    33
Policy Payment Information...........    34
  When Life Insurance Coverage
     Begins..........................    34
  Changing the Face Amount of Your
     Policy..........................    34
  Policy Proceeds....................    35
  Payees.............................    35
  When We Pay Policy Proceeds........    35
  Death Claims.......................    36
  Electing or Changing a Payment
     Option..........................    38
  Changing Your Life Insurance
     Benefit Option..................    40
Additional Policy Provisions.........    41
  Limits on Our Rights to Challenge
     Your Policy.....................    41
  Suicide............................    41
  Misstatement of Age or Gender......    41
  Assignment.........................    41
Partial Withdrawals and Surrenders...    42
  Partial Withdrawals................    42
     Amount Available to Withdraw....    42
     Requesting a Partial
       Withdrawal....................    42

                                        PAGE
                                        ----
     The Effect of a Partial
       Withdrawal (Series 1 only)....    43
     The Effect of a Partial
       Withdrawal (Series 2 only)....    43
  Surrenders.........................    44
     Cash Surrender Value............    44
     Requesting a Surrender..........    44
     When the Surrender is
       Effective.....................    44
     Surrender Charges...............    44
Loans................................    44
  Your Policy as Collateral for a
     Loan............................    45
  Loan Interest......................    45
  Interest on the Cash Value Held as
     Collateral......................    45
  When Loan Interest is Due..........    46
  Loan Repayment.....................    46
  Excess Loan Condition..............    46
  The Effect of a Policy Loan........    46
Termination and Reinstatement........    47
  Late Period........................    47
  No-Lapse Guarantee.................    47
  Reinstatement Option...............    48
Federal Income Tax Considerations....    49
  Our Intent.........................    49



                                        PAGE
                                        ----
  Diversification Standards and
     Control Issues..................    49
  Life Insurance Status of the
     Policy..........................    50
  Reasonableness Requirement for
     Charges.........................    50
  Modified Endowment Contract
     Status..........................    51
  Status of the Policy After the
     Insured is Age 100..............    51
  Partial Withdrawals and Policy
     Surrenders......................    52
  Policy Loans and Interest
     Deductions......................    53
  Corporate Owners...................    53
  Exchanges or Assignments of
     Policies........................    53
  Other Tax Issues...................    53
  Qualified Plans....................    54
  Withholding........................    54
Legal Proceedings....................    54
Records and Reports..................    54
Financial Statements.................    55
State Variations.....................    55

                               BENEFITS AND RISKS



                                    BENEFITS


PROTECTION


     NYLIAC Variable Universal Life 2000 ("VUL 2000") offers you the protection of permanent life insurance which can, over time, become a valuable asset.



     VUL 2000 provides permanent life insurance coverage with the opportunity for tax-deferred cash value accumulation. Premium payments, less any applicable charges, are added to the Investment Divisions according to your instructions. The investment return of the policy is based on:



     - the amount in and performance of each Investment Division of the Separate Account;



     - the amount in and rate of return of the Fixed Account; and



     - the charges we deduct.


     With VUL 2000, you have the potential for higher rates of return and cash value accumulation than with a fixed rate insurance policy.


FLEXIBLE PREMIUMS



     VUL 2000 premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease or stop making premium payments to meet your changing needs.



THREE-YEAR NO-LAPSE GUARANTEE



     VUL 2000 offers a no-lapse guarantee*. This ensures that your policy will remain in effect during the first three policy years, provided that your policy premium payments satisfy the minimum premium test. In the thirty-seventh month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse. This benefit prevents your policy from lapsing for three years, regardless of your account performance. The guarantee period will end before the third policy anniversary (1) if you do not pass the minimum premium test, (2) if you change the face amount of the policy or the Life Insurance Benefit option resulting in a change in face amount, (3) if you add or delete any riders to the policy, or increase or decrease rider coverage amounts, or (4) if there is a change in underwriting class.



LIQUIDITY THROUGH LOANS



     VUL 2000 allows you to access your policy's Cash Value through loans. Your policy value will be used as collateral to secure a policy loan. You can borrow up to 90% of your policy's cash surrender value.


---------------
* Not available in New Jersey.

LIQUIDITY THROUGH WITHDRAWALS



     You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy's cash value and can reduce your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum face amount. Certain charges will apply. Partial withdrawals can result in a taxable event.



INVESTMENT DIVISION OPTIONS



     This policy offers you a choice of 27 Investment Divisions and the Fixed Account tax-free. The transfer of value between the Investment Divisions can be made within limits. You can change options during the life of the policy.



CHANGE THE AMOUNT OF COVERAGE



     With VUL 2000, you are able to increase or decrease the policy's face amount. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the face amount will also result in additional cost of insurance charges, a new surrender charge period applicable to the amount of the increase, and a new seven year testing period for modified endowment contract status. We can limit any increase in the face amount of your policy. Under certain circumstances, it may be advantageous to purchase additional insurance through our term insurance rider rather than increasing your face amount under your policy.



THREE LIFE INSURANCE BENEFIT OPTIONS



     VUL 2000 offers different life insurance benefit options that allow you to select the insurance plan that best meets your needs. Series 1 policies offer two options; Series 2 policies offer three. These options allow you to determine how the death benefit will be paid.



     -- Option 1--a level benefit equal to your policy's face amount.



     -- Option 2--a benefit which varies and equals the sum of your policy's face amount and cash value.



     -- Option 3 (series 2 only)--a benefit which equals the sum of your policy's Face Amount and the Adjusted Total Premiums.



AUTOMATED INVESTMENT FEATURES



     There are four administrative features available to help you manage the policy's cash value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation, Dollar Cost Averaging, Expense Allocation and Interest Sweep.



OPTIONAL RIDERS



     VUL 2000 offers additional insurance coverage and other benefits through several optional riders. Certain riders have costs associated with them.

POLICYHOLDER SUPPORT



     As a policyholder, you have access to a password-protected Internet website, an automated 24-hour call-in service, and toll-free telephone support and your registered representative if you have questions about your VUL 2000 policy.



A HIGHLY-RATED COMPANY



     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 150 years of experience in the offering of insurance products, and is a highly-rated insurer. Ratings reflect only the firm's Fixed Account, and not the Investment Divisions.



                                     RISKS



INVESTMENT RISK



     While you have the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.



RISK OF LAPSE (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)



     Your policy can lapse even if you pay all of the planned premiums on time. Your policy involves risks, including the potential risk of loss of the principal invested.



     A VUL 2000 policy that is maintained with a Cash Surrender Value just sufficient to cover monthly deductions and charges or that is otherwise minimally funded is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium, you may forego the opportunity to build up significant cash value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.



POTENTIAL FOR INCREASED CHARGES



     We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state tax charge to reflect changes in tax law. However, the actual charges will never exceed the guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF LAPSE FROM POLICY LOANS



     The larger the loan becomes relative to the policy's Cash Surrender Value, the greater the risk that the policy's remaining cash value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.



     A loan, repaid or not, has a permanent effect on your cash value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your cash value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.



TAX RISKS



     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; and (5) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.



CHARGES FOR POLICY SURRENDER



     During the first fifteen years of the policy, surrender charges apply which act as a deterrent to surrendering the policy. VUL 2000 is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.



PORTFOLIO RISKS



     A discussion of the risks of allocating cash value to each Fund can be found in that Fund's prospectus.

                           TABLE OF FEES AND EXPENSES


     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time you purchase the policy, surrender the policy, or transfer cash value between investment options.

                                TRANSACTION FEES


                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Maximum Sales Expense Charge            when premium      current: 2.75% of all premium payments up to the Surrender
    Imposed on Premium Payments         payment is applied   Charge Premium(2); 1.25% over the Surrender Charge Premium
                                              up to          guaranteed maximum: 4.75% of all premium payments
                                             age 100
   Premium Taxes:                          when premium      All taxes may vary over time
                                        payment is applied   guaranteed maximum: subject to tax law changes
    State Tax                                 up to          current: 2% of all premium payments
    Federal Tax                              age 100
       --  Non-Qualified Policy                              current: 1.25% of all premium payments
       --  Qualified Policy                                  None
   Maximum Deferred Sales Charge:
       --  Surrender Charge (Series     surrender or lapse   The lesser of: 50% of total premium payments under the
        1)(1)                           in first 15 years    policy or 100% of the Surrender Charge Premium(2)
                                                             current: $X
                                                             guaranteed maximum: $Y
       --  Surrender Charge (Series                          The lesser of: 50% of total premium payments paid under the
        2)(1)                                                policy less the cumulative monthly policy charges incurred for the first 3 policy years or 100% of Surrender Charge
                                                             Premium(2)
                                                             current: $X
                                                             guaranteed maximum: $Y
       --  Charge for Male, age 36,                          $Z
           preferred rating
   Other Surrender Charges:
       --  Policy Surrender Charge      surrender or lapse   guaranteed maximum: $341(3)
        During First Policy Year(1)       in first year
       --  Surrender Charge After       surrender in first   See "Maximum Deferred Sales Charge," above. The calculation
        Face Amount Increase(1)              15 years        for the additional face amount begins on the effective date of the increase.
       --  Surrender Charge After       surrender in first   See "Maximum Deferred Sales Charge," above. The difference
        Face Amount Decrease(1)              15 years        between the original face amount's surrender charge and the new face amount's surrender charge.
       --  Partial Withdrawal Charge    partial withdrawal   current: Lesser of $25 or 2% of amount of withdrawal
                                                             guaranteed maximum: $25
                                                             In addition, if face amount is impacted, see "Maximum
                                                             Deferred Sales Charge," above.
   Transfer Fees                             transfer        current: No charge
                                                             guaranteed maximum: first 12 transfers per Policy Year-no
                                                             charge; each transfer over 12 in a Policy Year: $30 per
                                                             transfer


(1) We will not deduct a surrender charge if:
     --  we cancel the policy;

     --  we pay proceeds upon the death of the insured;


     --  we pay a required Internal Revenue Service minimum distribution; or


     --  the policy is out of the surrender charge period.


(2) The Surrender Charge Premium on the Policy Data Page varies by gender, issue age and classification of the insured as smoker or non-smoker.

(3) The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 - monthly contract charge for subsequent Policy Years] X [Monthly Deduction Days between surrender date and first anniversary of the Policy Date]

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.


             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES



                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Cost of Insurance:(1)                     monthly
       --  Maximum Charge                     to age         $XXX per $1000 of Net Amount at Risk(2) + $YYY (maximum
                                               100           flat charge)
       --  Minimum Charge                                    $XXX per $1000 of Net Amount at Risk
       --  Charge for a Male, Age 36,                        $XXX per $1000 of Net Amount at Risk
           preferred rating
   Monthly Contract Fees:
      Policy Year 1                          monthly         current: $30
                                                             guaranteed maximum: $31
      Policy Year 2+                                         current: $10
                                                             guaranteed maximum: $11
   Mortality & Expense Risk Charges           daily          current: 0.50% (annualized) of each Investment Division's
    (Series 1)                                               average daily net asset value
                                                             guaranteed maximum: 0.80% (annualized) of each Investment
                                                             Division's average daily net asset value
   Mortality & Expense Risk Charges          monthly         current: 0.50% (annualized) of the cash value in the
    (Series 2)                                               Separate Account
                                                             guaranteed maximum: 0.80% (annualized) of the cash value in the Separate Account
   Separate Account Administrative           monthly         current: declining scale based on cash value(3)
    Charges                                   to age         guaranteed maximum: 0.20% (annualized) of the cash value in
                                               100           the separate account
   Riders:                                 all monthly
       --  Accidental Death Benefit        until rider       guaranteed maximum: $XX
                                             expires         minimum: $XX
                                                             representative owner: $XX
       --  Children's Insurance                              $0.45 per $XXX face amount
       --  Guaranteed Insurability                           guaranteed maximum: $XXX
                                                             minimum: $XX
                                                             representative owner: $XX
       --  Guaranteed Minimum Death                          $.0.01 per $1000 face amount coverages of policy and
           Benefit                                           riders(4)
       --  Life Extension Benefit
       (Series 2 only)                                       X% of the cost of insurance charge for the base policy
       --  Monthly Deduction Waiver                          representative owner: $XX
                                                             guaranteed maximum: $XX
                                                             minimum: $XX
       --  Spouse's Paid-Up Insurance                        representative owner: $XX
           Purchase                                          No charge
       --  Term Insurance on Other
           Covered Insured                                   guaranteed maximum: $XX
                                                             minimum: $XX
       --  Insurance Exchange                                representative owner: $XX
       --  Living Benefits                                   $ variable(4)
                                                             $150 (one-time fee) when you exercise the benefit



(1) This cost varies based on characteristics of the Insured and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your Registered Representative.


(2) "Net Amount at Risk" is equal to the difference between the Life Insurance Benefit and the policy's cash value.


(3) Currently, this fee is paid on a sliding scale depending upon the cash value allocated to the Separate Account:


                        CASH VALUE:                            ADMINISTRATIVE CHARGE:
-------------------------------------------------------------------------------------
Less than $10,000...........................................           0.20%
At least $10,000 but less than $20,000......................           0.15%
At least $20,000 but less than $30,000......................           0.10%
At least $30,000 but less than $50,000......................           0.05%
$50,000 or more.............................................              0%


(4) Required premium commitment varies based on rider coverage period, age, gender, underwriting risk class and coverage amount. The longer the coverage period selected, the greater the required premium.

     The next table describes the underlying funds' fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by at least one of the Funds. More detail concerning each underlying fund's fees and expenses is contained in the prospectus for each Fund.



     Funds' Annual Operating Expenses (expenses that are deducted from Fund assets)*



                                                                    MINIMUM   MAXIMUM
                                                                    -------   -------
        Management Fees...........................................   0.10%     1.25%
        Distribution [and/or] Service Fees........................       %         %
        Other Expenses............................................       %         %
                                                                     -----     -----
             Total Annual Fund Companies' Operating Expenses......       %         %
                                                                     =====     =====


---------------

()* Expressed as a percentage of average net assets for the fiscal year ended
    December 31, 2002. This information is provided by the Funds and their agents, and is based on 2002 expenses and may reflect estimated charges. We have not verified the accuracy of this information.



                                  DEFINITIONS



ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial withdrawals. This amount will never be less than zero. This is used in the calculation of life insurance benefit option 3.



BUSINESS DAY: Day on which the New York Stock Exchange is open for regular trading.



CVAT: Cash Value Accumulation Test. An IRS test to determine whether a policy can be considered life insurance.



CASH SURRENDER VALUE:  The amount we will pay you if you surrender your policy.



ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.



FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's general account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.



FUND:  An open-end management investment company.



GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.



GPT: Guideline Premium Test. An IRS test to determine whether a policy can be considered life insurance.



INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.



ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.



IVR:  Interactive Voice Response system.



LIFE INSURANCE BENEFIT: The benefit calculated under the Life Insurance Benefit Option you have chosen.



MONTHLY DEDUCTION DAY: The date on which we deduct your monthly contract charge, cost of insurance charge, and any rider charges from your policy's Cash Surrender Value and the date as of which we deduct the mortality and expense risk charge (for Series 2) and the Separate Account administrative charge, if any (for Series 1 and Series 2), from the cash value allocated to the Separate Account. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.



MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).



NET AMOUNT AT RISK: The difference between the Life Insurance Benefit and the policy's cash value.



NON-QUALIFIED POLICY: A policy that is issued to a person or an entity other than employee benefit plans that qualify for special federal income tax treatment.



POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.



POLICY DATE: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.



POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit plus any additional death benefits under any riders you have chosen minus any outstanding loans (including any accrued loan interest).



POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.



PRIMARY INSURED:  The person who is insured under the base policy.



QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.



SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-l, a segregated asset account NYLIAC established to receive and invest net premiums which are allocated to the Eligible Portfolios.



SERIES 1: A policy that NYLIAC offered for sale prior to May 10, 2002. This policy will continue to be offered in jurisdictions where Series 2 is not yet available for sale.



SERIES 2: A policy NYLIAC began accepting applications and premium payments for beginning May 10, 2002 in approved jurisdictions.



SURRENDER CHARGE PREMIUM: The amount we use to calculate the sales expense and surrender charges, as set forth on the Policy Data Page.



VPSC:  Variable Products Service Center.



VSC:  Virtual Service Center.

                          MANAGEMENT AND ORGANIZATION


INSURER



New York Life Insurance and Annuity Corporation ("NYLIAC")
(a wholly-owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York, NY 10010


YOUR POLICY


     VUL 2000 is offered by NYLIAC. Policy assets are invested in Variable Universal Life Separate Account--I (the "Separate Account"), which has been in existence since June 4, 1993. The Policy has two series (Series 1 and 2) which offer life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, loans and withdrawals (which may be subject to a surrender charge), changes in the face amount of the Policy, and the ability to invest in up to 21 Investment Divisions and a Fixed Account.



     The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.



ABOUT THE SEPARATE ACCOUNT



     NYLIAC Variable Universal Life Separate Account--I (the "Separate Account.") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices or policies of the Separate Account.



     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.



     The Separate Account currently consists of 27 Investment Divisions available under a policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains and capital losses incurred on the assets of an Investment Division are credited to or charged against the assets of that Investment

Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on the performance of the Eligible Portfolios.



                                   OUR RIGHTS



     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the Securities and Exchange Commission ("SEC") and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.



     Specifically, we reserve the right to:



     -- add or remove any Investment Division;



     -- create new separate accounts;



     -- combine the Separate Account with one or more other separate accounts;



     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;



     -- deregister the Separate Account under the 1940 Act;



     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;



     -- transfer the assets of the Separate Account to one or more other separate accounts;



     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and



     -- change the name of the Separate Account.



THE FIXED ACCOUNT



     The Fixed Account is supported by the assets in our general account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the Fixed Account and any interest earned in the Fixed Account generally are not subject to these statutes.

HOW TO REACH US FOR POLICY SERVICES



     You can reach us in several ways. You can send service requests to us at either of the following VPSC addresses:



Variable Products Service Center       Variable Products Service Center
Madison Square Station                 51 Madison Avenue
P.O. Box 922                           Room 452
New York, NY 10159                     New York, NY 10010



     In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("IVR").



     Faxed requests are not acceptable and will not be honored at any time.



     -- VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM



     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners or trusts that own policies.



     To enable you to access the VSC and IVR, we will send you a Personal Identification Number ("PIN"). With your Social Security Number, the PIN will give you access to both the VSC on our Corporate website, www.newyorklife.com, and the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security Number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.



     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost or expense for any actions we take based on instructions received through the IVR or the VSC which we believe are genuine. We will confirm all transactions in writing.



     Service requests are binding on all owners if a policy is jointly owned. Transfer and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day will be priced as of the next Business Day.



     Availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss while service is unavailable.



     -- VSC



     The VSC is available Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern Time).



     The VSC enables you to:



     -- e-mail your registered representative or the Variable Product Service
        Center;



     -- obtain current policy values;



     -- transfer assets between investment options;



     -- change the allocation of future premium payments;

     -- change your address; and



     -- obtain service forms.



     -- IVR



     The IVR is available 24 hours a day, seven days a week. Calls may be recorded for your protection.



     The IVR enables you to:



     -- obtain current policy values;



     -- transfer assets between investment options;



     -- change the allocation of future premium payments;



     -- request a loan on your policy; and



     -- speak with one of our Customer Service Representatives Monday through Friday from 8:00 a.m. to 6:00 p.m. (Eastern Time).



     By completing a Telephone Request Form you can authorize a third party to have access, through a Customer Service Representative, to your policy information and to make fund transfers, allocation changes and other permitted transactions. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.



FUNDS AND ELIGIBLE PORTFOLIOS


     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these portfolios, please read their prospectuses, which are found at the end of the Policy's prospectus.


----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 MainStay VP Series Fund:            New York Life Investment
                                     Management, LLP ("NYLIM")
  --MainStay VP Bond                          NYLIM                - highest income over the long
                                                                   term consistent with preservation
                                                                     of principal
  --MainStay VP Capital                       NYLIM                - long-term growth of capital
    Appreciation
  --MainStay VP Cash Management               NYLIM                - as high a level of current
                                                                   income as is considered
                                                                     consistent with the
                                                                     preservation of capital and
                                                                     liquidity
  --MainStay VP Convertible                   NYLIM                - capital appreciation together
                                                                   with current income
  --MainStay VP Equity Income                 NYLIM                - maximum long-term total return
                                                                   from a combination of capital
                                                                     appreciation and income
  --MainStay VP Government                    NYLIM                - high level of current income,
                                                                     consistent with safety of
                                                                     principal
  --MainStay VP Growth Equity                 NYLIM                - long-term growth of capital,
                                                                   with income as a secondary
                                                                     consideration
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
  --MainStay VP High Yield                    NYLIM                - maximum current income through
    Corporate Bond                                                   investment in a diversified
                                                                     portfolio of high yield, high
                                                                     risk debt securities
  --MainStay VP Indexed Equity                NYLIM                - provide investment results that
                                                                     correspond to the total return
                                                                     performance (and reflect
                                                                     reinvestment of dividends) of
                                                                     publicly traded common stocks
                                                                     represented by the S&P 500(R)
                                                                     Index(1)
  --MainStay VP International                 NYLIM                - long-term growth of capital by
    Equity                                                           investing in a portfolio
                                                                     consisting primarily of
                                                                     non-U.S. equity securities
  --MainStay VP Mid Cap Core                  NYLIM                - long-term growth of capital
  --MainStay VP Mid Cap Growth                NYLIM                - long-term growth of capital
  --MainStay VP Small Cap Growth              NYLIM                - long-term capital appreciation
  --MainStay VP Total Return                  NYLIM                - current income consistent with
                                                                     reasonable opportunity for
                                                                     future growth of capital and
                                                                     income
  --MainStay VP Value                         NYLIM                - maximum long-term total return
                                                                   from a combination of capital
                                                                     growth and income
  --MainStay VP American Century              NYLIM                - dividend growth, current income
    Income & Growth                                                and capital appreciation
  --MainStay VP Dreyfus Large                 NYLIM                - capital appreciation
    Company Value
----------------------------------------------------------------------------------------------------
  --MainStay VP Eagle Asset                   NYLIM                - growth through long-term
    Management Growth Equity                                       capital appreciation
----------------------------------------------------------------------------------------------------
 The Alger American Fund:
  --Alger American Small           Fred Alger Management, Inc.     - long-term capital appreciation
    Capitalization
----------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.:
  --Calvert Social Balanced           Adviser: Calvert Asset       - competitive total return
                                     Management Company, Inc.
                                    Subadvisers: Brown Capital
                                         Management, Inc.
                                   SSgA Funds Management, Inc.
----------------------------------------------------------------------------------------------------
 Dreyfus Investment Portfolios:
  --Dreyfus IP Technology Growth             Dreyfus               - capital appreciation
    (Initial Shares)
----------------------------------------------------------------------------------------------------


---------------


(1) "S&P 500" is the trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by
    NYLIM. The MainStay VP Indexed Equity Portfolio is not sponsored, endorsed, sold or promoted by
    Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the MainStay VP Indexed Equity Portfolio.

----------------------------------------------------------------------------------------------------
              FUND                      INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance
 Products Fund:
  --Fidelity VIP Contrafund       Adviser: Fidelity Management &   - long-term capital appreciation
                                   Research Company Subadvisers:
                                           FMR Co., Inc.
                                  Fidelity Management & Research
                                             (UK) Inc.
                                  Fidelity Management & Research
                                          (Far East) Inc.
                                    Fidelity Investments Japan
                                              Limited
  --Fidelity VIP Equity-Income      Subadviser: FMR Co., Inc.      - reasonable income and capital
                                                                     appreciation
----------------------------------------------------------------------------------------------------
 Janus Aspen Series:
  --Janus Aspen Series Balanced    Janus Capital Management LLC    - long-term capital growth
                                                                   consistent with the preservation
                                                                     of capital and balanced by
                                                                     current income
  --Janus Aspen Series Worldwide                                   - long-term growth of capital in
    Growth                                                         a manner consistent with the
                                                                     preservation of capital
----------------------------------------------------------------------------------------------------
 The Universal Institutional
 Funds, Inc.:
  --Van Kampen UIF Emerging         Morgan Stanley Investment      - long-term capital appreciation
    Markets Equity                        Management Inc.
----------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series,
 Inc.:
  --T. Rowe Price Equity Income   T. Rowe Price Associates, Inc.   - substantial dividend income and
                                                                   also long-term growth of capital
----------------------------------------------------------------------------------------------------



     The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose to allocate your net premium payment to a maximum of 21 of the 27 Investment Divisions and/or the Fixed Account.


The Investment Divisions offered through the VUL 2000 policy and described in this prospectus and the SAI are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.


INVESTMENT RETURN



     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account.



     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one valuation day to the end of the next valuation day.



     We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All net premiums applied to, and amounts transferred to, the Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.



VOTING



     We will vote the shares that the Investment Divisions of the Separate Account held in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.



     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.



     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports and other materials relating to the Fund to each person having a voting interest.



     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive voting instructions in a timely manner. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

                       CHARGES ASSOCIATED WITH THE POLICY


     As with all life insurance policies, certain charges apply when you purchase VUL 2000. The following is a summary explanation of these charges. (See "Additional Information about Charges" in the SAI for more information.)


                            DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state tax charge. If your policy is a Non-Qualified Policy we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE


     -- Surrender Charge Premium--We assess a sales expense charge based on your policy's Surrender Charge Premium. Your initial Surrender Charge Premium is set at the time your policy is issued. You can find this initial Surrender Charge Premium on the Policy Data Page of your policy. Your Surrender Charge Premium will change if you change the face amount of your policy.



     -- Current--We deduct a current sales expense charge of 2.75% of any premium payment up to the Surrender Charge Premium. Once premium payments equal to the Surrender Charge Premium for a Policy Year have been made, we deduct a current sales expense charge of 1.25% from any additional premium payments made in that Policy Year.


     -- Guaranteed Maximum--We can change this charge at any time, but we guarantee that any sales expense charge we deduct will never exceed 4.75% of any premiums paid.

STATE TAX CHARGE


     -- We currently deduct 2% of each premium payment you make as a state tax charge. This is equal to $20 per $1000 of premium. We may increase this charge to reflect changes in applicable law.


FEDERAL TAX CHARGE


     -- For Non-Qualified Policies, we deduct 1.25% of each premium payment you make, or $12.50 per $1000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.


                           DEDUCTIONS FROM CASH VALUE


     Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy's cash value. In addition, we will deduct a mortality and expense risk charge and a Separate Account administrative charge for Series 1 and 2 from the cash value allocated to the Separate Account. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.


     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE


     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, recordkeeping, processing claims and communicating with policyowners.



     Currently, we deduct a monthly contract charge of $30 per month from policies in their first Policy Year and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge you more than $31 per month for the monthly contract charge during the first Policy Year, and $11 per month thereafter.


CHARGE FOR COST OF INSURANCE PROTECTION


     We deduct a charge for the cost of providing a Life Insurance Benefit to you each month. This charge is equal to the net amount at risk multiplied by the sum of a monthly cost of insurance rate and any applicable flat extra charge, which might apply to certain insureds based on our underwriting. The net amount at risk is equal to the difference between the policy's Life Insurance Benefit and its cash value. We determine the monthly cost of insurance based upon our underwriting of your policy. This determination is based on the insured's issue age, gender, underwriting class and Policy Year. The monthly cost of insurance rate also depends on the face amount of the policy plus the amount of any term insurance. The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy. We base the guaranteed rates for policies that provide coverage for Primary Insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. Each Monthly Deduction Day, we will deduct the cost of insurance charge from the cash value of your policy.


     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses and persistency. However, the current rates will never be more than the guaranteed maximum rates shown of the Policy Data Page.


     If the insured is age 17 or younger when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the insured is age 18 or older when the policy is issued and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured's underwriting class.


SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

     We deduct an administrative charge each month equal to a percentage of the amount of cash value you have allocated to the Separate Account as of each Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.20%, or $2 per $1000, of the cash value in the Separate Account. We currently do not expect to deduct this charge if your cash value in the Separate Account is as least $50,000.

RIDER CHARGES


     Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific riders' charges, see "Table of Fees and Expenses.")


EXPENSE ALLOCATION


     With the Expense Allocation feature, you choose how to allocate policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, the monthly contract charge, the Separate Account Administrative Charge, and a Mortality and Expense Risk Charge. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the MainStay VP Cash Management Investment Division, the Fixed Account, or a combination of both.


     If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned amount in the Fixed Account.

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE (SERIES 1 ONLY)


     -- Current--We currently deduct a daily mortality and expense risk charge that is equal to an annual rate of 0.50%, or $5 per $1,000, of the average daily net asset value of each Investment Division.



     -- Guaranteed Maximum--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.80%, or $8 per $1,000, of the average daily net asset value of each Investment Division.


MORTALITY AND EXPENSE RISK CHARGE (SERIES 2 ONLY)


     -- Current--We currently deduct a monthly mortality and expense risk charge that is equal to an annual rate of 0.50%, or $5 per $1,000, of the cash value in the Separate Account.



     -- Guaranteed Maximum--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.80%, or $8 per $1,000, of the cash value in the Separate Account.


CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future, to reflect possible changes in the law.


FUND CHARGES



     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The chart beginning on the following page reflects fees and charges of the Funds.

                              FUND ANNUAL EXPENSES



                                                  MAINSTAY VP    MAINSTAY VP                 MAINSTAY VP
                                    MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP     EQUITY      MAINSTAY VP
                                       BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE     INCOME      GOVERNMENT
                                    -----------   ------------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2002)(a)
  Advisory Fees...................         %             %              %             %             %(b)          %
  Administration Fees.............         %             %              %             %             %(b)          %
  Other Expenses..................         %             %              %             %             %             %
  Total Fund Annual Expenses......         %             %              %             %             %(c)          %

                                                  MAINSTAY VP
                                    MAINSTAY VP   HIGH YIELD    MAINSTAY VP
                                      GROWTH       CORPORATE      INDEXED
                                      EQUITY         BOND         EQUITY
                                    -----------   -----------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2002)(a)
  Advisory Fees...................         %             %             %
  Administration Fees.............         %             %             %
  Other Expenses..................         %             %             %
  Total Fund Annual Expenses......         %             %             %



                                     MAINSTAY VP    MAINSTAY VP   MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                    INTERNATIONAL     MID CAP       MID CAP      SMALL CAP       TOTAL      MAINSTAY VP
                                       EQUITY          CORE         GROWTH        GROWTH        RETURN         VALUE
                                    -------------   -----------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees...................          %              %(b)          %(b)          %(b)          %             %
  Administration Fees.............          %              %(b)          %(b)          %(b)          %             %
  Other Expenses..................          %              %             %             %             %             %
  Total Fund Annual Expenses......          %              %(d)          %(e)          %(f)          %             %

                                    MAINSTAY VP   MAINSTAY VP
                                     AMERICAN       DREYFUS      MAINSTAY VP
                                      CENTURY        LARGE       EAGLE ASSET
                                     INCOME &       COMPANY      MANAGEMENT
                                      GROWTH         VALUE      GROWTH EQUITY
                                    -----------   -----------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees...................         %             %              %
  Administration Fees.............         %             %              %
  Other Expenses..................         %             %              %
  Total Fund Annual Expenses......         %             %              %


------------

(a) The Fund or its agents provided the fees and charges, which are based on 2002 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.


(b) The fees designated as "Advisory Fees" reflect "Management Fees," which includes both Advisory Fees and Administrative Fees for this Investment Division.


(c) The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses
    would cause "Total Fund Annual Expenses" to exceed     % of average daily
    net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and
    "Total Fund Annual Expenses" for the current year are     %,     % and     %
    respectively.


(d) The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses
    would cause "Total Fund Annual Expenses" to exceed     % of average daily
    net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and
    "Total Fund Annual Expenses" for the current year are     %,     % and     %
    respectively.


(e) The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses
    would cause "Total Fund Annual Expenses" to exceed     % of average daily
    net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and
    "Total Fund Annual Expenses" for the current year are     %,     % and     %
    respectively.


(f) The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses
    would cause "Total Fund Annual Expenses" to exceed     % of average daily
    net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and
    "Total Fund Annual Expenses" for the current year are     %,     % and     %
    respectively.

                                                                                               FIDELITY VIP
                                                                              FIDELITY VIP       EQUITY-
                                    ALGER AMERICAN   CALVERT    DREYFUS IP    CONTRAFUND(R)       INCOME      JANUS ASPEN
                                        SMALL         SOCIAL    TECHNOLOGY      (INITIAL         (INITIAL       SERIES
                                    CAPITALIZATION   BALANCED     GROWTH         CLASS)           CLASS)       BALANCED
                                    --------------   --------   ----------    -------------    ------------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2002)(a)
  Advisory Fees...................          %             %           %               %               %              %
  Administration Fees.............          %             %           %               %               %              %
  Other Expenses..................          %             %           %               %               %              %
  Total Fund Annual Expenses......          %             %(g)        %(h)            %(i)            %(i)           %


                                    JANUS ASPEN                    VAN KAMPEN
                                      SERIES        T. ROWE           UIF
                                     WORLDWIDE    PRICE EQUITY      EMERGING
                                      GROWTH         INCOME      MARKETS EQUITY
                                    -----------   ------------   --------------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2002)(a)
  Advisory Fees...................         %             %(j)            %
  Administration Fees.............         %             %               %
  Other Expenses..................         %             %               %
  Total Fund Annual Expenses......         %             %               %(k)


------------

(g) "Other Expenses" reflect an indirect fee. The portfolio has an offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net fund operating expenses after reductions for such expenses
    offset arrangement would be     % for Social Balanced Portfolio.


(h) These expenses are for the fiscal year ended December 31, 2002. Expenses in the current year and in future years may be higher or lower than the expenses presented.


(i) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.


(j) "Advisory Fees" include the ordinary operating expenses of the Fund.


(k) The management fee for the portfolio has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's adviser to the extent total annual
    operating expenses exceed     %. The adviser may terminate this voluntary
    waiver at any time at its sole discretion. Including such reductions, the "Advisory Fees," "Administration Fees," "Other Expenses" and "Total Fund
    Annual Expenses," were     %,     %,     %,     %, respectively.
    Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expenses and interest expense on
    borrowing. Included in "Other Expenses" are     % of such investment related
    expenses.

                              TRANSACTION CHARGES

SURRENDER CHARGES


     The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy or if you decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal) during the first 15 Policy Years or within 15 years after you increase the face amount, we will deduct a surrender charge. For example, a male insured aged 35, preferred class, with a planned annual premium of $3000 and a surrender charge premium of $3830, who has elected Life Insurance Benefit Option 1 under Series 2, would pay a charge of $1320 if he surrenders his policy at the end of the first Policy Year. If the policy remains in force, no charge is assessed.


                           DESCRIPTION OF THE POLICY



THE PARTIES



     There are three important parties to the Policy: the POLICYOWNER (or contractowner), the INSURED and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role in a Policy.



     POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:


     -- increase/decrease the face amount


     -- choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)



     -- add/delete riders



     -- change beneficiary



     -- change underlying investment options



     -- take a loan against or take a partial withdrawal from the value of the policy



     INSURED: This individual's personal information determines the cost of the life insurance coverage. Subject to certain conditions, the Policy may be purchased for an Insured up to age 80. The Policyowner also may be the insured.



     BENEFICIARY: The person (persons) who receives the proceeds of the policy at the time of the Insured's death. The beneficiary is the person(s) or entity(ies) the Policyowner specifies on our records to receive the proceeds from the policy. The Policyowner may name his or her estate as the beneficiary.


                                   THE POLICY


     The Policy provides life insurance protection on the named insured, and pays Policy Proceeds when that insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of two Life Insurance Benefit Options for Series 1 and three choices for Series 2; (3) access to the policy's Cash Surrender Value through loans and partial withdrawal privileges (within limits);
(4) the ability to increase or decrease the policy's face amount of insurance (within limits); (5) a guarantee that the policy will not lapse during the first three Policy Years if the specified minimum premiums have been paid (not available in New Jersey); (6) additional benefits through the use of optional riders; and (7) a selection of premium and expense allocation options, including 27 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.



     We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the Primary Insured dies. Except in New Jersey, during the first three Policy Years we guarantee that the policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium, shown on the Policy Date Page, multiplied by the number of months the policy has been in force. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions.



     Series 1 and 2 offer you a choice of either a level life insurance benefit equal to the face amount of your policy, or a life insurance benefit which varies and is equal to the sum of your policy's face amount and cash value. In addition, Series 2 offers a third option of a life insurance benefit which varies and equals the sum of your policy's face amount and the adjusted total premium. If you choose a benefit which varies, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. However, your policy's life insurance benefit will never be less than the face amount of your policy.


HOW THE POLICY IS AVAILABLE


     VUL 2000 is available as a Non-Qualified or a Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus which makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified policies. The minimum Policy face value that can be purchased is $50,000.


POLICY PREMIUMS


     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)


                                   CASH VALUE


     The cash value of this policy at any time is equal to the total value of your policy's Accumulation Units in the Separate Account and in the Fixed Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy's cash value, including, but not limited to:



     -- the amount and frequency of the premium payments;


     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Account;

     -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

     -- the amount of charges we deduct.

     The cash value is not necessarily the amount you receive when you surrender your policy. See "Partial Withdrawals and Surrenders" for details about surrendering your policy.



                   INVESTMENT DIVISIONS AND THE FIXED ACCOUNT



     The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among your selected Investment Divisions available under the policy (See, "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your net premium to one or more Investment Divisions and/or the Fixed Account.


AMOUNT IN THE SEPARATE ACCOUNT


     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.


     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNT


     You can choose to allocate all or part of your net premium payments to the Fixed Account. The amount you have in the Fixed Account equals:



          (1) the sum of the net premium payments you have allocated to the Fixed Account;


     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;


     less (4) any amounts you have withdrawn from the Fixed Account;



     less (5) any charges we have deducted from the Fixed Account;



     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT



     You can transfer all or part of the cash value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the Investment Divisions of the Separate Account to the Fixed Account, or (3) between the Investment Divisions in the Separate Account.



     You can request a transfer under the following conditions:



     -- Maximum Transfer--The maximum amount you can transfer from the Fixed
        Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5000.



        During any period when the interest rate credited on the amount in the Fixed Account is equal to 3%, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (i) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (ii) $5000. However, this limit will not apply if the Primary Insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options as a transfer toward these maximum limits.



     -- Minimum Transfer--The minimum amount that you can transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or
        (ii) the total amount in the Investment Divisions or the Fixed Account.



     -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.



     -- Limits on Transfers--Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policyowners. We reserve the right to limit transfer instructions to written letters delivered via U.S. mail.



        Currently we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $500,000.



        In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted for any reason.



     -- Transfer Charge--We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from accounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic

        Asset Reallocation and Interest Sweep options as a transfer toward the twelve transfer limit.



     -- How to request a transfer:



     (1) submit your request in writing on a form we approve to the Variable Products Service Center ("VPSC") at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing);



     (2) use the Interactive Voice Response system at 800-598-2019;



     (3) speak to a customer service representative at 800-598-2019 on Business Days between the hours of 8:00 am and 6:00 pm Eastern Time; or



     (4) make your request through the Virtual Service Center.



     Faxed requests are not acceptable and will not be honored at any time.



     Transfer requests received after 4:00 pm Eastern Time will be priced as of the next Business Day. (See "How to Reach Us for Policy Services" for more information.)



ADDITIONAL BENEFITS THROUGH RIDERS



     You can apply for additional benefits by selecting one or more optional riders. With the exception of the Insurance Exchange Rider, Living Benefits Rider, and the Spouse's Paid-Up Insurance Purchase Rider, which are available without charge, any Riders you choose will have their own charges. (See "Table of Fees and Expenses" for more information.) The Living Benefits and Insurance Exchange Riders are available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies.



     -- ACCIDENTAL DEATH BENEFIT RIDER: This rider provides an additional death benefit if the insured's death was caused directly, and apart from any other cause, by accidental bodily injury.



     -- CHILDREN'S INSURANCE RIDER: This rider provides a level term insurance benefit on the child, stepchild, or legally adopted child of the insured (a "covered child") who is at least 16 days old and no older than age 18 at the time of issue is proposed and accepted for coverage.



     -- GUARANTEED INSURABILITY RIDER: This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability.



     -- GUARANTEED MINIMUM DEATH BENEFIT RIDER: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you must make certain premium payments into your policy.



     -- INSURANCE EXCHANGE RIDER: This rider allows you to exchange the policy for a new variable universal life policy issued on a new insured using values from your original policy. (See "Federal Income Tax Considerations" for more information about the tax implications of exercising this rider.)

     -- LIFE EXTENSION BENEFIT RIDER (SERIES 2 ONLY): This rider becomes effective on the policy anniversary on which the insured is age 100 and provides that the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy.



     -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER IN MOST
        JURISDICTIONS): Under this rider, if the Primary Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider when you apply for your policy or after we issue your policy.



     -- MONTHLY DEDUCTION WAIVER: This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled.



     -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION: Upon the insured's death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability.



     -- TERM INSURANCE ON OTHER COVERED INSURED RIDER: This rider provides term insurance on one or more members of the Primary Insured's immediate family (generally, the spouse and/or children of the insured). The Primary Insured can also be covered under this rider.



     See the SAI for more information about riders.



OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE



     -- DOLLAR COST AVERAGING Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. (See the SAI for more information.)



     -- AUTOMATIC ASSET REALLOCATION If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. (See the SAI for more information.)



     -- INTEREST SWEEP You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify.



MATURITY DATE



     Unless the Life Extension Rider is in effect, your policy matures on the policy anniversary on which the insured is age 100. Beginning on this maturity date, the face amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans.



     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either;



     (1) to receive the Cash Surrender Value of your policy; or



     (2) to continue the policy without having to pay any more cost of insurance charges or monthly charges.

     If you choose to continue the policy we will continue to assess the Separate Account administrative charge and the Mortality and Expense risk charge on the cash value remaining in the Investment Divisions, and fund charges for Series 1 and 2. The federal income tax treatment of a life insurance Policy is uncertain after the insured is age 100. See, "Federal Income Tax Considerations" for more information.



     If you choose to surrender your policy, you must submit a signed request to VPSC located at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing).



     Please consult your tax advisor regarding the tax implications of these options.



     If your policy is still in effect when the insured dies, we will pay the Policy Proceeds to the beneficiary.



TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES



     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.



24 MONTH EXCHANGE PRIVILEGE



     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either (1) transfer the entire Accumulation Value to the Fixed Account of your policy or
(2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same policy date, issue age, risk classification and initial face amount as your original policy, but will not offer variable investment options such as the Investment Divisions.



     In order to exchange your policy:



     -- your policy must be in effect on the date of the exchange;



     -- you must repay any unpaid loan (including any accrued loan interest);
        and



     -- you must submit a written request in proper form.



     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the date we receive the necessary loan payment for your exchange at VPSC located at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy's cash value plus a refund of all cost of insurance charges taken as of the date of the exchange. We will require you to make any adjustment to the premiums and cash values of your variable policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. The new policy will have the same Issue Date, issue age, and risk classification as your original policy.

                                    PREMIUMS

     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we divide your premium payments into planned and unplanned premiums.

PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

     -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

     -- Planned premium payments end on the policy anniversary on which the insured is age 100.


     -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges or if you reach the end of the late period and you have not made the necessary payment.


UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you choose.

     -- While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the cash value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

     -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

     -- The minimum unplanned premium amount we allow is $50.

     -- We may limit the number and amount of any unplanned premium payments.

     Premium payments can be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or to VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010.


     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)



     Factors that are considered in determining your premium payment are: age, underwriting class, gender, policy face amount, fund performance, loans, and riders you add to your policy.



     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 100. We will require one or more additional premium payments in the circumstance where the cash surrender value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.



TIMING AND VALUATION



     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern time. Any premiums received after that time will be credited to your policy on the next Business Day. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.



     The fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.


FREE LOOK


     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return the policy to us and receive a refund. You can cancel increases in the face amount of your policy under the same time limits. (See the SAI for state-by-state details.)



     We will allocate premium payments you make with your application or during the free look period to our General Account until 20 days after issue. We will then allocate the premium plus any accrued interest to the Investment Divisions you have selected. However, if you cancel your policy, we will pay you only the greater of your policy's cash value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken.


     If you cancel an increase in face amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums which are allocated to the increase, less any part of the excess premium payments which we have already paid to you.

     You can return the policy to VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing), or you can deliver it to the registered representative from whom you purchased the policy.

PREMIUM PAYMENTS



     When we receive a premium payment, we deduct the sales expense, state tax and federal tax charges that apply. The balance of the premium is called the "net premium." We apply your net premium to the Investment Divisions and/or Fixed Account, according to your instructions.



     If you elect the Guideline Premium Test to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the guideline premium test, we will return to you the excess amount within 60 days after end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the Guideline Premium Test to the date we return the premiums to you.



     For premium payments you make during the free look period, we apply your premium to our General Account. After this period is over, we allocate the net premium, which is the balance of planned or unplanned premium payment after we deduct sales expense, state tax and any federal tax charges that apply along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers.



CHECK-O-MATIC



     Check-O-Matic is a system that allows you to authorize monthly electronic deductions from your checking account to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the policy date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. You can submit your request in writing on a form we approve to VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing)



PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS



     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's cash value. If an electronic ("Check-O-Matic") premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide notification that you wish to resume the arrangement and we agree to do so.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS


     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.


     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.


     The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day, which will be the policy issue date unless you request a different policy date.



CHANGING THE FACE AMOUNT OF YOUR POLICY



     You can increase or decrease the face amount of your policy once it is in force. The minimum increase amount is $5,000. Decreases in the face amount can be in any amount, down to the minimum policy face amount. The face amount of your policy affects the Life Insurance Benefit to be paid.



     You can request an increase in the face amount of your policy under certain circumstances. If an increase is approved, we will increase the face amount on the Monthly Deduction Day on or after the date we approve the increase. An increase in the face amount of your policy will have the following consequences which you should consider:



     -- additional cost of insurance charges;



     -- a new fifteen year surrender charge period based only on the amount of the increase will begin;



     -- a new suicide and contestability period applicable only to the amount of the increase will begin;



     -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC;



     -- a new seven year testing period for modified endowment contract status may begin; and



     -- under certain circumstances, it may be more advantageous to purchase additional insurance through our term insurance rider rather than increasing the policy's face amount.



     Under certain circumstances, you can request a decrease in the face amount of your policy. Such a decrease may have the following consequences which you should consider:



     -- a change in the total policy cost of insurance charge;



     -- a surrender charge may apply to the amount of the decreased face amount
        (we will deem the amount attributable to your most recent increase in face amount to be canceled first); and



     -- possible adverse tax consequences.

     We reserve the right to limit any increase or decrease in face amount. For more information about changing the face amount of your policy, see the Statement of Additional Information.


POLICY PROCEEDS


     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured died. These proceeds will equal:



           1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;



     plus 2) any additional death benefits available under the riders you have chosen;



     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.


     We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective.


PAYEES



     The beneficiary is the person(s) or entity/ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's beneficiary:



     -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the insured dies.



     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.



     -- You can change a revocable beneficiary while the insured is living by writing to VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing).



     -- If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.



     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.



WHEN WE PAY POLICY PROCEEDS



     If the policy is still in effect, we will pay any Cash Surrender Value, partial withdrawals, loan proceeds or the Policy Proceeds generally within 7 days after we receive all of the necessary requirements at VPSC located at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing).



     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the Cash Surrender Value or the Policy Proceeds during any period that:



       (a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC"), or the SEC declares that an emergency exists; or



       (b) the SEC, by order, permits us to delay payment in order to protect our policyowners.



     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date we receive your request.



     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.



     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the cash value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.



     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.



     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.



     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).



DEATH CLAIMS



     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at VPSC, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.



     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.



     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).



     -- Interest Accumulation Option (Option 1 A)


        Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.



     -- Interest Payment Option (Option 1 B)


        Under this option, we will pay interest on all or part of the Policy Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or each year.



     -- Life Income Option (Option 2)


        Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.



        Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.



        If you make a request, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:



1999-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3



     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION



     While the insured is living, you can elect or change your payment option. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option.



     After the insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.



LIFE INSURANCE BENEFIT OPTIONS


     -- Your Life Insurance Benefit for Series 1

       Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers two options:

       OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's face amount in force on the Primary Insured's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.


       OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's face amount in force on the Primary Insured's date of death plus the policy's cash value on that date. The Life Insurance Benefit under this option will vary with the policy's cash value. Your Life Insurance Benefit will never be less than your policy's face amount.


     -- Your Life Insurance Benefit for Series 2

       Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers three options:

       OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's face amount in force on the Primary Insured's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.


       OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's face amount in force on the Primary Insured's date of death plus the policy's cash value on that date. The Life Insurance Benefit under this option will vary with the policy's cash value. Your Life Insurance Benefit never will be less than your policy's face amount.


       OPTION 3-- The Life Insurance Benefit under this option is equal to the policy's face amount in force on the Primary Insured's date of death plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy's Adjusted Total Premium (equals total premiums paid minus any partial withdrawals). Your Life Insurance Benefit never will be less than your policy's face amount.


     Under all options for Series 1 and Series 2, your Life Insurance Benefit may be greater if the policy's cash value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.



     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the Guideline Premium Test ("GPT") or the Cash Value Accumulation Test ("CVAT").


     You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.


     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by the age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on age, sex, and risk class of the insured) of the cash value.



     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.



     Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.



     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same face amount and premium payments under these options:



     -- If you choose Option 1, your Life Insurance Benefit will not vary in amount and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.



     -- If you choose Option 2, your Life Insurance Benefit will vary with your policy's cash value and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.



     -- If you choose Option 3 (for Series 2 only), your Life Insurance Benefit will vary with your policy's adjusted total premium, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.



     (See the SAI for examples of the impact of these tests on sample Life Insurance Benefit Options).

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION



     You can change the Life Insurance Benefit Option for your policy while the Primary Insured is alive. For Series 2, changes to Option 3 are not permitted. However, we may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than the policy minimum, (ii) cause the policy to fail to qualify as life insurance under
Section 7702 of the Internal Revenue Code, or (iii) cause the policy's face amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the insured is age 100.


 CHANGES FROM OPTION 1 TO OPTION 2


      If you change from Option 1 to Option 2, we will decrease the face amount of your policy by the amount of the cash value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a face amount decrease at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the face amount decrease.


 CHANGES FROM OPTION 2 TO OPTION 1

      If you change from Option 2 to Option 1, we will increase the face amount of your policy by the amount of the cash value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the increased face amount resulting from the change in this option.

 CHANGES FROM OPTION 3 TO OPTION 1 (FOR SERIES 2 ONLY)

      If you change from Option 3 to Option 1, we will increase the policy's Face Amount by the amount of Adjusted Total Premiums, so that your Life Insurance Benefit immediately before and after the change remains the same.

 CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)

      If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.

      If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a face amount decrease at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the face amount decrease.

     In order to change your Life Insurance Benefit Option, you must submit a signed request to VPSC located at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing). We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request.



     (See the SAI for examples of how an option change can impact your Life Insurance Benefit.)



                          ADDITIONAL POLICY PROVISIONS



LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY


     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a face amount increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in face amount other than one due to a change in the Life Insurance Benefit Option, this two-year period begins on the effective date of the increase.

SUICIDE

     If the death of the insured is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If a suicide occurs within 2 years of the effective date of a face amount increase, we will also pay the limited life insurance benefit for that increase, or, if the limited life insurance benefit is not payable, the monthly deductions from cash value made for the increase.


MISSTATEMENT OF AGE OR GENDER



     If the policy application misstates the insured's age or gender, we will adjust the cash value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.


ASSIGNMENT


     You can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of it at VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.) You cannot assign Qualified Policies.

                       PARTIAL WITHDRAWALS AND SURRENDERS

                              PARTIAL WITHDRAWALS


     You can request a partial withdrawal from your policy if the insured is living, the partial withdrawal being requested is at least $500, and the withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section 7702.


AMOUNT AVAILABLE TO WITHDRAW


     You can withdraw an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal at the price next determined after we receive your written request. We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below the minimum face amount.


REQUESTING A PARTIAL WITHDRAWAL


     You can request a partial withdrawal from your policy by sending a written request to VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time.



     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "Policy Proceeds" for more information.)



     Unless you choose a later effective date, your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close, then the requested partial withdrawal will be effective on the next Business Day.



     When you make a partial withdrawal, we will deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may result in a decrease in your policy's face amount which may cause a surrender charge to apply. This charge will equal the difference between the surrender charge that we would have charged had you surrendered your entire policy before the decrease and the surrender charge the we would charge if you were to surrender your policy after the decrease.



     You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account. If you do not specify this, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions and/or the Fixed Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions and/or in the Fixed Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available and pay you that amount less any applicable withdrawal fee and surrender charge.



     A partial withdrawal may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

THE EFFECT OF A PARTIAL WITHDRAWAL (SERIES 1 ONLY)


     When you make a partial withdrawal, we reduce your cash value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge.


     -- OPTION 1

       If you have elected Life Insurance Benefit Option 1, we reduce your policy's face amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy's face amount.


     -- OPTION 2

       If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.


THE EFFECT OF A PARTIAL WITHDRAWAL (SERIES 2 ONLY)


     When you make a partial withdrawal, we reduce your cash value by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.


     -- OPTION 1
       If you have elected Life Insurance Benefit Option 1, we reduce your policy's face amount by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

          (1) the cash value of the policy immediately prior to the withdrawal, minus the face amount divided by the applicable percentage at the time of withdrawal, as shown on Policy Data page 2.3, or

          (2) zero.

     -- OPTION 2
       If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount.

     -- OPTION 3
       For policies where Life Insurance Benefit Option 3 is in effect, the face amount of the policy will be reduced by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

          (1) the cash value of the policy immediately prior to the withdrawal minus the face amount divided by the applicable percentage at the time of the withdrawal, as shown on Policy Data page 2.3, or

          (2) the Adjusted Total Premium immediately prior to the withdrawal.

     If the above results in zero or a negative amount, there will be no adjustment in the face amount.

     Any decrease in the face amount caused by the withdrawal will first be applied against the most recent increase in face amount. It will then be applied to other increases in face amount and then to the initial face amount in the reverse order in which they took place.


                                   SURRENDERS


CASH SURRENDER VALUE


     The Cash Surrender Value of your policy is the amount we will pay you if you surrender your policy. The Cash Surrender Value of your policy is equal to the cash value of the policy less any surrender charges and any outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional contract charge applies. Since the cash value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account, and because a surrender charge may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any premium deductions and deductions from cash value that were made. You can surrender your policy for its Cash Surrender Value at any time while the insured is living. (See "Table of Fees and Expenses" for more information.)


REQUESTING A SURRENDER


     You can surrender the policy by sending a written request and the policy to VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.


WHEN THE SURRENDER IS EFFECTIVE


     Unless you choose a later effective date, your surrender will be effective as of the end of the day we receive your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. We will mail the surrender proceeds within seven days after the effective date.


SURRENDER CHARGES


     If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the face amount of your policy, a surrender charge will apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. (See "Charges Associated with the Policy" for more information.) Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.

                                     LOANS

     You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to 90% of your policy's cash value, less any surrender charges, and, in the first Policy Year, less the amount of any additional contract charge which would apply if you were to fully surrender your policy during that time. (See "Surrender Charges" for more information.) Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy's cash value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account.

YOUR POLICY AS COLLATERAL FOR A LOAN

     When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the cash value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from cash value will cause the cash value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

LOAN INTEREST


     We currently charge an effective annual loan interest rate of 6%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.



INTEREST ON THE CASH VALUE HELD AS COLLATERAL



     When you take a loan against your policy, the loaned amount which we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.5% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the insured dies.


     Any loan interest due on a policy anniversary which you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Surrender Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all Investment Divisions.


LOAN REPAYMENT


     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan which was originally taken from the Fixed Account. We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree.



EXCESS LOAN CONDITION


     If the amount of any unpaid loans (including any accrued loan interest) is greater than the cash value of your policy less any applicable surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding. the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.


     In addition, unpaid loan interest generally will be treated as a new loan under the Internal Revenue Code ("IRC"). If the Policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Tax Considerations" for more information.)


                         TERMINATION AND REINSTATEMENT



LATE PERIOD



     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from cash value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. You policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.



     If your policy's Cash Surrender Value on any Monthly Deduction Day is less than the monthly deductions due from cash value for the next policy month, your policy will enter a "late period" for 62 days after that date. Your policy will remain in effect during the late period. If the late period expires without sufficient payment, however, then we will terminate your policy without any benefits.



     If the insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the cash value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies. If your policy has the no-lapse guarantee, it may prevent your policy from terminating during the first three years.


NO-LAPSE GUARANTEE (NOT AVAILABLE IN NEW JERSEY)


     The no-lapse guarantee ensures that the policy will remain in effect during the first three Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (less any loans you have taken or partial withdrawals you have made) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of months that the policy has been in effect.



     If the policy passes the minimum premium test, it will not enter the late period even if the Cash Surrender Value on a Monthly Deduction Day is insufficient to pay for the monthly deductions from cash value for the next policy month. Rather, we will deduct the charges from your cash value to the extent possible. We will defer the deduction of any amount that exceeds the cash value until the end of the guarantee period. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill. If that bill is not paid, the policy will lapse.

     The no-lapse guarantee will end on the earliest of:

     -- the third policy anniversary;

     -- the date on which you change (1) the face amount of the policy or (2) the Life Insurance Benefit option resulting in a change in the face amount;

     -- the date you add or delete any riders to the policy;

     -- the date you increase or decrease any rider coverage amounts; or

     -- the date on which a change in underwriting class takes effect.

REINSTATEMENT OPTION


     If your policy has lapsed, you can request that we reinstate your policy if all of these conditions are met:


     -- you make your request within five years after your policy is terminated;

     -- the insured is alive; and


     -- you have not surrendered your policy.


     Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on amounts withdrawn or borrowed from the policy.

     If the policy lapses during the first Policy Year and is subsequently reinstated, we will deduct an additional contract charge from the cash value.

     Before we reinstate your policy, we must receive the following:

     (1) payment equal to the sum of (a) and (b) where:

        (a) is an amount sufficient to keep the policy in effect for at least three months. This amount will equal the Monthly Deduction Charges multiplied by a factor in order to account for premium expenses and surrender charges; and

        (b) is 230% of any additional contract charge for a policy that ended during the first Policy Year and is later reinstated.


     (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.


     We will allocate your payments to the Investment Divisions and/or the Fixed Account according to your instructions at the time you make such payment.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request. If we reinstate your policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The cash value of the reinstated policy will be the cash value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan from this cash value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.

     During a late period, transfers may be made; however, no new loans or partial withdrawals may be taken.

                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT


     This section is intended to provide general information about Federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.


     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Furthermore, you should note that tax laws change from time to time. We do not know whether the treatment of life insurance policies under Federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of Federal income taxes on the values under your policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, the terms of the policy and your circumstances.


DIVERSIFICATION STANDARDS AND CONTROL ISSUES


     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the Separate Account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling the Treasury Department has stated it expects to issue. Therefore we reserve the right to modify the policy, as we deem appropriate, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF THE POLICY

     We believe that your policy, when issued, meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy will receive the same Federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the beneficiary's gross income, subject to the terms and conditions of IRC
Section 101(a)(1). Pursuant to IRC Section 101(g), amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract," as discussed below, are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a modified endowment contract, in which case the receipt of any loan under the policy may result in recognition of income by the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until policy proceeds are received upon a surrender of the policy or upon a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.


REASONABLENESS REQUIREMENT FOR CHARGES



     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for Federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be paid. The

Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.


MODIFIED ENDOWMENT CONTRACT STATUS

     IRC Section 7702A defines a class of life insurance policies as "modified endowment contracts." Under this provision, for tax purposes policies will be treated in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and are entered into on or after June 21, 1988 is somewhat different.

     A life insurance policy becomes a modified endowment contract if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "7-pay premium." Generally, the "7-pay premium" is the level annual premium which, if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "7-pay premiums" were $1,000 annually, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition if a material change occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first 7 policy years, or attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new 7-pay test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

     The policy provides that beginning on the policy anniversary on which the insured is age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value. The IRS has not issued any guidance on the status of a life insurance policy after the insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the owner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted before the owner chooses to continue the policy after the insured becomes age 100.


PARTIAL WITHDRAWALS AND POLICY SURRENDERS


     Upon surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for Federal tax purposes to the extent that the cash value, less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions from a policy that is not a modified endowment contract will not be subject to Federal income tax, except to the extent that they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a modified endowment contract (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a loan, partial withdrawal and/or surrender), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions that are: (i) made on or after the date the taxpayer attains age 59 1/2; or (ii) attributable to the taxpayer's becoming disabled; or (iii) part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law, any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above), loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to an additional 10% tax.

     IRC Section 264 provides that interest paid or accrued on a loan in connection with a policy generally is not deductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums paid, ordinarily you will be liable for taxes on the excess. The amount will be taxed as ordinary income.

CORPORATE OWNERS

     If you are a corporation, ownership of a policy may affect your exposure to the corporate alternative minimum tax. If you intend to use one or more policies to fund deferred compensation arrangements, you should consider the tax consequences of these arrangements. Please consult your tax advisor on these matters.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences, depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides that, subject to certain exceptions, in a circumstance where a policy which has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.


OTHER TAX ISSUES


     Generally, life insurance benefits are not currently subject to Federal income tax. Also, generally, the earnings on the amount you invest in the Investment Divisions and the Fixed Account are not subject to income tax as long as they remain invested in the policy. If you take a partial withdrawal, surrender or terminate your policy, or if your policy matures, you may incur taxable income. You may incur taxable income if your policy becomes a modified endowment contract and you take a policy loan. However, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary, so please check with your tax advisor for information pertaining to your tax status.

QUALIFIED PLANS

     The policies are intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing plans, 401(k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek competent legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

     Under IRC Section 3405, withholding generally is required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except when your tax identification number has not been furnished to us, or when the IRS has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have Federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), investment and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial unspecified compensatory and punitive damages. In addition, from time to time NYLIAC is involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              RECORDS AND REPORTS



     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the cash value, cash surrender value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.



     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS


     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 (including the report of independent accountants), and the Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, statement of changes in net assets and financial highlights for the period indicated in the Financial Statements (including the report of independent accountants), are included in the SAI. The independent public accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.


                                STATE VARIATIONS



The following lists by jurisdiction any variations to the statements made in this prospectus.



CALIFORNIA



-- Free Look--If you cancel your policy, we will pay you your policy's cash value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.



COLORADO



-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.



-- The Suicide Exclusion period is one year from the Issue Date.



CONNECTICUT



-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.



DISTRICT OF COLUMBIA



-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund.

   We will allocate the initial premium and any other premium payments you make during the first 20 days following policy issue to our General Account. At the end of this free look period, we will allocate your net premiums according to your instructions.



FLORIDA



-- Termination and Late Period--The late period is the 31 days following the Monthly Deduction Day on which the cash surrender value is zero, or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.



INDIANA



-- Free Look--You can return the policy to any of our registered representatives.



MARYLAND



-- Additional Benefits through Riders--The Guaranteed Minimum Death Benefit rider is renamed the No Lapse Guarantee Rider (not the same as the "No-Lapse Guarantee" described on page 42).



-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.



-- Changes in Life Insurance Benefit Option--Beginning in the 4th Policy Year only one change can be made per Policy Year.



-- No-Lapse Guarantee--This benefit will not end if a rider is deleted from the policy during the first three Policy Years.



-- Face Amount Increases--Beginning in the 4th Policy Year, you are allowed to increase your policy's face amount once each Policy Year.



-- Face Amount Decreases--Beginning in the 4th Policy Year, you are allowed to decrease your policy's face amount once each Policy Year.



-- Rider Coverage--No riders can be added to a policy or have coverage changes within the first 3 policy years.



-- Term Insurance on Other Covered Insured--This rider ends at age 98.



MASSACHUSETTS



-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.



-- Guaranteed Minimum Death Benefit--This rider is not available.



MICHIGAN



-- Living Benefits Rider--The benefit can be exercised if the insured has a life expectancy of six months or less.

MONTANA



-- Variable Universal Life 2000--Is always issued on a unisex basis in Montana.
   Any reference in this prospectus which makes a distinction based on the sex of the insured should be disregarded for policies issued in this state.



NEW JERSEY



-- No-Lapse Guarantee--The No-Lapse Guarantee is not available.



-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.



-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.



-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.



-- State Tax Charge--We will not increase the charge above 2.0%.



-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.



-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.



-- Guaranteed Minimum Death Benefit--This rider is not available.



NEW YORK



-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.



-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.



-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.



-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.



-- Free Look--You have 10 days from the date you receive your policy to return the policy and receive a refund. Until 20 days after issue of the policy we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.



-- Change in Objective of an Investment Division--If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the life insurance benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex and class of risk as your original policy, but will not offer variable investment options such as the

   Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.



-- Special Provision Regarding Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.



-- Minimum Policy Face Amount--The minimum face amount for this policy is $75,000.



-- Partial Withdrawals--We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below $75,000.



-- Term Insurance on Other Covered Insured--The issue ages for this rider are 0-65 and it ends at age 70.



-- Guaranteed Minimum Death Benefit--This rider is not available.



-- Spouse's Paid-Up Insurance Purchase Option--This rider is not available.



NORTH CAROLINA



-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. Until 20 days after policy issue we will allocate the initial premium and any other premium payments you make during this period to our General Account. After the first 20 days following policy issue, we will allocate your net premiums according to your instructions.



OREGON



-- The state tax is referred to as a "Tax Charge Back." The rate may not be changed for the life of the policy.



PENNSYLVANIA



-- Misstatement of Age or Sex--In the event of such a misstatement, we will adjust the death benefit provided by your policy, but we will not adjust the cash value.



-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.



-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.



-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.



-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.



-- Minimum Policy Face Amounts--The minimum face amount for this policy varies by age, as follows: for ages 0-39, the minimum face amount is $75,000; for ages 40-80, the minimum face amount is $50,000.

-- Partial Withdrawals--We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below $75,000 for ages 0-39 and $50,000 for ages 40-80.



TEXAS



-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.



-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.



-- Unplanned Premiums--You are allowed a maximum of twelve unplanned premium payments each Policy Year.



-- Changes in Life Insurance Benefit Option--Only one change can be made per Policy Year.



-- Partial Withdrawals--You can take one partial withdrawal in the first Policy
   Year, if Life Insurance Benefit Option 1 is in effect.



-- Guaranteed Minimum Death Benefit--This rider is not available.



VERMONT



-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal laws. You should ask your registered representative how this law may impact your policy and the benefits available under it.

                   VARIATIONS BY JURISDICTION (FOR SERIES 2)



The following lists by jurisdiction any variations to the statements made in this prospectus.



CALIFORNIA



-- Free Look--If you cancel your policy, we will pay you your policy's cash value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.



COLORADO



-- Transfers Between Investment Divisions and/or the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.



-- The Suicide Exclusion period is one year from the Issue Date.



CONNECTICUT



-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.



DISTRICT OF COLUMBIA



-- Free Look--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days following policy issue to our General Account. At the end of this free look period, we will allocate your net premiums according to your instructions.



FLORIDA



-- Termination and Late Period--The late period is the 31 days following the Monthly Deduction Day on which the cash surrender value is zero, or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.



-- LER is not available.



GEORGIA



-- LER is not available.

     The Statement of Additional Information ("SAI") includes additional information about VUL 2000. The SAI is available without charge upon request. You can request the SAI by mail (at the Variable Products Service Center at 51 Madison Avenue, Room 452, New York, NY 10010), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number, (1-800-598-2019). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.


     Information about VUL 2000 (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about VUL 2000 are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.


     For a personalized illustration, contact your Registered Representative or call our toll-free number, 1-800-598-2019.



SEC File Number: 811-07798

                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED

                                  MAY 1, 2003

                                      FOR


                      NYLIAC VARIABLE UNIVERSAL LIFE 2000


                                      FROM

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Variable Universal Life 2000 ("VUL 2000") prospectus. You should read the SAI in conjunction with the current VUL 2000 prospectus dated May 1, 2003 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (800) 598-2019 or writing to NYLIAC at 51 Madison Avenue, Room 542, New York, NY 10010. Terms used but not defined in the SAI have the same meaning as in the current VUL 2000 prospectus.

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
General Information and History.............................     2
Additional Information about the Operation of Policies......     2
Sales and Other Agreements..................................    18
Underwriting a Policy.......................................    19
Additional Information about Charges........................    20
Loans.......................................................    27
Surrender of Your Policy....................................    27
Financial Statements........................................    27
Performance.................................................    28



     VUL 2000 IS OFFERED UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE
ACCOUNT-I.

                        GENERAL INFORMATION AND HISTORY

     The VUL 2000 prospectus and SAI describe two flexible premium variable universal life insurance policies which NYLIAC issues. Series 1 is a policy NYLIAC offered for sale prior to May 10, 2002. This policy will continue to be offered where Series 2 is not yet available. Series 2 is a VUL 2000 policy NYLIAC has offered for sale since May 10, 2002, where approved.

ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this SAI. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $XX billion at the end of 2002. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.


TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT



     NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are applied automatically to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase reserves associated with the policies.



             ADDITIONAL INFORMATION ABOUT THE OPERATION OF POLICIES


     The prospectus provides information about the policy and its riders. The following is additional information about these terms.

INVESTMENT DIVISIONS

     As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

     MainStay VP Series Fund, Inc.:
        -- MainStay VP Bond
        -- MainStay VP Capital Appreciation
        -- MainStay VP Cash Management
        -- MainStay VP Convertible
        -- MainStay VP Equity Income
        -- MainStay VP Government

        -- MainStay VP Growth Equity

        -- MainStay VP High Yield Corporate Bond
        -- MainStay VP Indexed Equity
        -- MainStay VP International Equity
        -- MainStay VP Mid Cap Core
        -- MainStay VP Mid Cap Growth
        -- MainStay VP Small Cap Growth
        -- MainStay VP Total Return
        -- MainStay VP Value
        -- MainStay VP American Century Income & Growth

        -- MainStay VP Dreyfus Large Company Value


        -- MainStay VP Eagle Asset Management Growth Equity


     The Alger American Fund
        -- Alger American Small Capitalization

     Calvert Variable Series, Inc.
        -- Calvert Social Balanced

     Dreyfus Investment Portfolios
        -- Dreyfus IP Technology Growth (Initial Shares)

     Fidelity Variable Insurance Products Fund
        -- Fidelity VIP Contrafund
        -- Fidelity VIP Equity-Income

     Janus Aspen Series
        -- Janus Aspen Series Balanced
        -- Janus Aspen Series Worldwide Growth

     The Universal Institutional Funds, Inc.
        -- Van Kampen UIF Emerging Markets Equity

     T. Rowe Price Equity Series, Inc.
        -- T.  Rowe Price Equity Income

     The Funds' shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds' investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.


ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS



     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.



REINVESTMENT



     We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.



     We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.


     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other Separate Accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.


CHANGING THE FACE AMOUNT OF YOUR POLICY



     You can request an increase in the face amount of your policy if all of the following conditions are met:



     -- the Primary Insured is still living;



     -- the Primary Insured is age 80 or younger;



     -- the increase you are requesting is at least $5000 or more;



     -- the requested increase will not cause the policy's face amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and



     -- you submit a written application signed by the insured along with satisfactory evidence of insurability.

     We can limit any increase in the face amount of your policy.



     You can request a decrease in the face amount of your policy if both of the following conditions are met:



     -- the insured is still living; and



     -- the decrease you are requesting will not reduce the policy's face amount below the minimum face amount.



     We may limit any decrease in the face amount of your policy.


ADDITIONAL INFORMATION ABOUT THE AMOUNT IN THE SEPARATE ACCOUNT: VALUATION OF ACCUMULATION UNITS

     The value of an accumulation unit on any valuation day equals the value of an accumulation unit on the preceding valuation day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding valuation day to its close on the current valuation day using the following formula:

     SERIES 1

                                    (a/b)-c

        Where: a = the sum of:

                      (1) the net asset value of the Fund share held in the
                          Separate Account for that Investment Division at the end of the current valuation day, plus

                      (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                 b = the net asset value of the Fund share held in the Separate
                     Account for that Investment Division at the end of the preceding valuation day.

                 c = a factor representing the mortality and expense risk
                     charge. This factor is deducted on a daily basis and is currently equal to an annual rate of .50% of the value of each Investment Division's assets.

     SERIES 2

                                     (a/b)

        Where: a = the sum of:

                      (1) the net asset value of the Fund share held in the
                          Separate Account for that Investment Division at the end of the current valuation day, plus

                      (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                 b = the net asset value of the Fund share held in the Separate
                     Account for that Investment Division at the end of the preceding valuation day.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     The following riders and options are available with this policy, and a description of each is provided in the current prospectus:

     Accidental Death Benefit Rider
     Children's Insurance Rider
     Guaranteed Insurability Rider
     Guaranteed Minimum Death Benefit Rider
     Insurance Exchange Rider
     Life Extension Benefit Rider (Series 2 only)
     Living Benefits Rider
     Monthly Deduction Waiver
     Spouse's Paid-Up Insurance Purchase Option
     Term Insurance on Other Covered Insured Rider

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.


     -- ACCIDENTAL DEATH BENEFIT RIDER



     We will pay the additional death benefit if the insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured's first birthday or after the policy anniversary on which the insured is age 70.


     -- CHILDREN'S INSURANCE RIDER


     A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or younger when this rider is issued, or when that child would otherwise be covered. However, no child is covered under this rider until the 15th day after birth.


     If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.


     When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase one to twenty-five units of coverage on each child. Each unit provides $1000 of level term insurance. The number of units must be for the same child. Each child covered under this rider is issued in a standard risk class.

     The term insurance coverage, or the paid-up insurance, on each covered child will end the earlier of:

     -- The policy anniversary on which the covered child is age 25; or

     -- The policy anniversary on which the Primary Insured is, or would have been, age 65.

     Within 31 days after the date on which the term insurance ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.

     -- GUARANTEED INSURABILITY RIDER


     The additional insurance coverage can be either a new policy on the life of the insured or an increase to the existing policy's face amount.



     Scheduled option dates are the policy anniversaries on which the Primary Insured attains each of the following ages: 22, 25, 28, 31, 34, 37, 40, 43 and
46. An alternative option date is the Monthly Deduction Day on or following the date which is three months after any of these events:


     -- the marriage of the Primary Insured;

     -- the birth of a living child to the Primary Insured; or

     -- the legal adoption of a child by the Primary Insured.

     If elected, the new policy or increase in face amount will take effect as of a scheduled or alternative option date. This date always will be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

     In order to exercise this rider's benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $100,000 or a multiple of the policy's face amount based on the insured's age when the policy was issued. The multiples are set forth below:

   AGE AT ISSUE             MULTIPLE
   ------------             --------
 0-21                5 times face amount
22-37                2 times face amount
38-43                1 times face amount

     This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events which trigger an alternative option date occurs within 3 months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will provide the automatic term insurance coverage up to that option date as well.

     -- GUARANTEED MINIMUM DEATH BENEFIT RIDER


     Under this rider, if your total monthly deduction charges are greater than your policy's cash value, we will deduct as much of the monthly deduction charges from the cash value as possible. Then we will waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period of up to the insured's age 70, 80 or 100.



     The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." If you elect this rider, you will find the GMDB premium on the Policy Data Page. We will deduct a charge equal to $0.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB Premium Test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.


GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)

    Cumulative                 Cumulative partial                       Cumulative monthly GMDB
     premium payments    less   withdrawals           must be at least   premiums from the Policy Date to
     to date                    to date               equal to           the date the test is performed

     If your policy does not satisfy the GMDB Premium Test, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB Premium Test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following ways:

        (1) If you take a loan during the first two Policy Years, this rider will end.

        (2) After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the cash surrender value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums which were required up to the time you took the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

     -- INSURANCE EXCHANGE RIDER


     When an exchange is made to a new policy the cash value of your policy will be transferred to the new policy and become the cash value for the new policy. However, the cash surrender value under the new policy may be different since surrender charges will be based on the new insured's age and gender.


     The maximum face amount of the new policy is the lesser of the face amount of the original policy on the Policy Date or the face amount of the original policy on the date of the exchange.

     Before we can issue the new policy, you must provide us with evidence of insurability on the new insured and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured's age, sex, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.



     Under certain circumstances, you may be required to make a payment in order to exercise the exchange rider:


        (1) If the cash surrender value of the new policy will exceed the cash surrender value of the original policy, then a payment equal to 103% of the difference between these two values is required.

        (2) If the cash surrender value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange is required.

     This payment will be treated as a premium payment and will be applied to your policy.


     The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy's classification as a modified endowment contract, as discussed above. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.


     -- LIFE EXTENSION BENEFIT RIDER (SERIES 2 ONLY)


     Without this rider, on the policy anniversary on which the insured reaches age 100, the Life Insurance Benefit would equal the policy's cash surrender value.


     The cost of this rider is calculated as a percentage of the cost of insurance charges for the base policy. The percentage is shown on the Policy Data Page. This will be deducted from the policy's cash value on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 90, and continuing until the policy anniversary on which the insured is age 100. When this rider becomes effective, the assets of the Separate Account will be transferred to a cash management Investment Division. Thereafter, transfers can only be made between this Investment Division and the Fixed Account. All other riders attached to this policy will end.


     You can cancel this rider by sending us a signed written notice. This rider will end on the next Monthly Deduction Day following receipt of your request.

     -- LIVING BENEFITS RIDER

     You can elect to receive an accelerated death benefit of 25%, 50%, 75% or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

  -------------------------------------------------------
                     CALCULATION STEPS
  -------------------------------------------------------
  STEP 1
  Eligible Proceeds X Elected percentage
  -------------------------------------------------------
  STEP 2
  Result of Step 1 X Interest factor (varies)
  -------------------------------------------------------
  STEP 3
  Result of Step 1 - Result of Step 2
  -------------------------------------------------------
  STEP 4
  Result of Step 3 - Unpaid loan - Administrative Fee
  -------------------------------------------------------

     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.


     Minimum accelerated benefit amount: $25,000



     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).


     When we make a payment under this rider we will reduce your policy's face amount, Surrender Charge Premium, rider death benefits, monthly deductions, cash value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.


     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider generally will be excludable from your gross income under IRC
Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer or employee or because the insured has a financial interest in a business of yours.



     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.


     -- MONTHLY DEDUCTION WAIVER

     You must provide proof that the insured has been totally disabled for at least 6 consecutive months before we will waive any monthly deduction charges. We will waive the monthly deduction charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

     In addition, the following special rules apply:

     -- If the total disability begins on or before the policy anniversary on which the insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of the time that the policy is in effect. We will not require any further proof of disability.

     -- If the total disability begins after the policy anniversary on which the insured is age 60, we will waive the monthly deduction charges for any disability which begins on or after the policy anniversary on which the insured is age 65.


     This rider will end on the policy anniversary on which the insured is age
65. Thus, we will not waive the monthly deduction charges for any disability which begins on or after the policy anniversary on which the insured is age 65.



     In the event of the total disability (as defined in the rider), we will waive the following deductions from cash value on each Monthly Deduction Day:



        -- the monthly cost of insurance for the base policy;



        -- the monthly cost of riders, if any;



        -- the monthly Policy charge;



        -- the monthly Separate Account administrative charge, if any; and



        -- the monthly mortality and expense risk charge (Series 2 only).


     -- SPOUSE'S PAID-UP INSURANCE OPTION


     The maximum face amount of the spouse's new paid-up whole life policy is the lesser of:



        -- The maximum amount of the Policy Proceeds payable under this policy
           (not including any benefit payable under the Accidental Death Benefit Rider, and before any unpaid loan is deducted); or



        -- $5,000,000.


     If the insured's spouse dies at the same time as the insured or within 90 days after the insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.


     -- TERM INSURANCE ON OTHER COVERED INSURED ("OCI") RIDER



     The minimum amount of term insurance that you can apply for under this rider is $25,000. The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect and you are not the Primary Insured under the policy, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured's death. The term insurance under this rider also will end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 100.



     Assuming the policy had OCI coverage on the primary insured, the cost of insurance rates for OCI coverage will be higher beginning at the primary insured's age 80 policy anniversary.

     We refer to any person, including the primary insured, who is covered under this rider as an "Other Covered Insured."


OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

     -- DOLLAR COST AVERAGING


     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.


     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you would like the transfers to be made, within limits; and

     -- how often you would like to the transfers made: monthly, quarterly, semiannually or annually.

     You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

     We will make Dollar Cost Averaging transfers on the date you specify, or on the next business day. You can specify any day of the month with the exception of the 29th, 30th or 31st of the month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at the Variable Products Service Center ("VPSC") at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than 5 business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum cash value required to elect this option is $2500. We will suspend this feature automatically if the cash value is less than $2000 on a transfer date. Once the cash value equals or exceeds this amount, the Dollar Cost Averaging transfers will resume automatically as last requested.

     You may cancel the Dollar Cost Averaging feature at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

     -- AUTOMATIC ASSET REALLOCATION


     This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions' investment results would cause this balance to shift. If you elect to have the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.


     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th and 31st. The minimum cash value you must have allocated to the Separate Account is $2500. We will suspend this feature automatically if the cash value is less than $2000 on a reallocation date. Once the cash value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount which you must allocate among the Investment Divisions for this feature.

     We will make all Automatic Asset Reallocation transfers on the date you specify or on the next business day. We will not process Automatic Asset Reallocation transfers unless we have received a written request at VPSC at: 51 Madison Avenue, Room 542, New York, NY 10010. NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than 5 business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

     -- INTEREST SWEEP

     We will begin to make interest sweep transfers if the amount in the Fixed Account is at least $2500. You can specify any date that you want to make these automatic transfers, with the exception of the 29th, 30th or 31st of the month. We will not process an interest sweep transfer unless we have received a written request at the VPSC at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

     If an interest sweep transfer would cause more than the greater of: (i) $5000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $2000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time by written request.

     If the amount you have in the Fixed Account is less than $2000, we will suspend this feature automatically. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will resume automatically as scheduled. You can cancel the Interest Sweep feature at any time.


EXAMPLES OF IRC SECTION 7702 ON LIFE INSURANCE BENEFITS



     Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the GPT or CVAT can impact the Life Insurance Benefit.



     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

                                    EXAMPLES


             (Effect of IRC Section 7702 on Life Insurance Benefit)



                        LIFE INSURANCE BENEFIT OPTION 1


                        LIFE INSURANCE BENEFIT OPTION 2



EXAMPLE 1:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   40,000  $   50,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        215%        215%
(4) Cash Value multiplied
    by 7702 Percentage....  $   86,000  $  107,500
(5) Death Benefit =
    Greater of (1) and
    (4)...................  $  100,000  $  107,500

EXAMPLE 2:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   25,000  $   40,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        353%        353%
(4) Cash Value multiplied
    by 7702 Percentage....  $   88,250  $  141,200
(5) Death Benefit =
    Greater of (1) and
    (4)...................  $  100,000  $  141,200

EXAMPLE 1:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   40,000  $   90,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        215%        215%
(4) Cash Value multiplied
    by 7702 Percentage....  $   86,000  $  193,500
(5) Death Benefit =
    Greater of (1) + (2)
    and (4)...............  $  140,000  $  193,500

EXAMPLE 2:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Cash Value............  $   25,000  $   40,000
(3) IRC Section 7702
    Percentage on Date of
    Death.................        353%        353%
(4) Cash Value multiplied
    by 7702 Percentage....  $   88,250  $  141,200
(5) Death Benefit =
    Greater of (1) + (2)
    and (4)...............  $  125,000  $  141,200

                        LIFE INSURANCE BENEFIT OPTION 3
  (FOR SERIES 2)



EXAMPLE 1:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Guideline Premium Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Adjusted Total
    Premium...............  $   25,000  $   25,000
(3) Cash Value............  $   50,000  $   75,000
(4) IRC Section 7702
    Percentage on Date of
    Death.................        215%        215%
(5) Cash Value multiplied
    by 7702 Percentage....  $  107,500  $  161,250
(6) Death Benefit =
    Greater of (1) + (2)
    and (5)...............  $  125,000  $  161,250

EXAMPLE 2:
 Female Nonsmoker Age 45 at Death;
  7702 Test: Cash Value Accumulation Test
                              POLICY A    POLICY B
(1) Face Amount...........  $  100,000  $  100,000
(2) Adjusted Total
    Premium...............  $   20,000  $   20,000
(3) Cash Value............  $   30,000  $   40,000
(4) IRC Section 7702
    Percentage on Date of
    Death.................        353%        353%
(5) Cash Value multiplied
    by 7702 Percentage....  $  105,900  $  141,200
(6) Death Benefit =
    Greater of (1) + (2)
    and (5)...............  $  120,000  $  141,200


ADDITIONAL INFORMATION ABOUT CHANGING OPTIONS



     You can change the option you choose for your Life Insurance Benefit. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit.


                                    EXAMPLE



 CHANGE FROM OPTION 1 TO OPTION 2



 Cash Value                                                          $  200,000



 Face Amount
   before option change                                              $1,000,000



 Face Amount
   after option change                                               $  800,000
   ($1,000,000 - $200,000)



 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,000,000


 CHANGE FROM OPTION 2 TO OPTION 1



 Cash Value                                                          $  150,000



 Face Amount
   before option change                                              $1,000,000



 Face Amount
   after option change                                               $1,150,000


   ($1,000,000 + $150,000)



 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,150,000



 CHANGE FROM OPTION 3 TO OPTION 1 (FOR SERIES 2 ONLY)



 Adjusted Total Premium                                                $100,000



 Cash Value                                                            $150,000



 Face Amount
   before option change                                              $1,000,000



 Face Amount
   after option change
   (1,000,000 + 100,000)                                             $1,100,000



 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,100,000


 CHANGE FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)



 Cash Value is greater than Adjusted Total Premium



 Adjusted Total Premium                                                $100,000



 Cash Value                                                            $200,000



 Face Amount
   before option change                                              $1,000,000



 Face Amount
   after option change
   (1,000,000 - 100,000)                                               $900,000



 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,100,000



 CHANGE FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)



 Cash Value is less than Adjusted Total Premium



 Adjusted Total Premium                                                $250,000



 Cash Value                                                            $200,000



 Face Amount
   before option change                                              $1,000,000



 Face Amount
   after option change
   (1,000,000 + 50,000)                                              $1,050,000



 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,250,000

                           SALES AND OTHER AGREEMENTS



     NYLIFE Distributors Inc. ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, NJ 07054-1057. It does not receive a fee for this service.



     The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors differ, based upon a choice of the following three compensation options:



     (1) Level commission payments during the first five Policy Years, which will not exceed 20% of the premiums paid up to a policy's commission target premium, plus 3.0% of premiums paid in excess of such amount. In addition, a 0.25% asset-based trail compensation is paid between the sixth and fifteenth Policy Years. A 0.20% asset-based trail compensation is paid in Policy Year sixteen and in subsequent years. The "commission target premium" is the calculation of the maximum commission payable based on the policyholder's age at the inception of the policy, gender, smoker or nonsmoker designation, and the face amount of the policy.



     (2) Commissions paid during the first Policy Year will not exceed 50% of the premiums paid up to a policy's commission target premium (not to exceed 20% in the second Policy Year and 10% in the third Policy Year), plus 3.0% of premiums paid in excess of such amount. In addition, asset-based trail compensation of 0.25% per year is paid between the fourth and fifteenth Policy Year. A 0.20% asset-based trail compensation is paid in Policy Year sixteen and in subsequent years.



     (3) Commissions paid during the first Policy Year will not exceed 50% of the premiums paid up to a policy's commission target premium, plus 3.0% of premiums paid in excess of such amount.



     Commissions in excess of the percentage payable on renewal premiums are available for premiums paid in connection with most increases in a policy's face amount. Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer in connection with the sale of policies. Purchasers of these policies are informed prior to purchase of any applicable special arrangement.



     The total commissions paid during the fiscal years dated 2002, 2001 and 2000 were X, Y and Z, respectively. NYLIFE Distributors did not retain any of these fees.



     NYLIAC provides certain services to you in connection with the investment of premium payments in the Investment Divisions which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds, or from the Funds' investment advisers or service providers (who may be affiliates of NYLIAC), in return for these services. Currently, we receive compensation under various arrangements in amounts ranging from 0.10% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.


     The policies are sold and premium payments are accepted on a continuous basis.

                             UNDERWRITING A POLICY



     The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are:
(i) the insured's age; (ii) the insured's health history; (iii) whether the insured smokes or not; and (iv) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.



     In the case where a policy's face amount of coverage is increased, premiums and cash values are allocated among the original and the incremental contracts based upon their relative Surrender Charges. For monthly deductions, cash values are allocated based on the earliest layer(s) of coverage first.



     The following examples reflect how charges can impact a policy. There is an example for Series 1 and Series 2.

                      ADDITIONAL INFORMATION ABOUT CHARGES

                             EXAMPLE (FOR SERIES 1)


     This example is based on the illustration shown in Appendix A. It assumes a male insured, issue age 35, a surrender charge premium of $3,850, an initial face amount of $250,000, and a selection of life insurance benefit option 1 by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 4.51% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.


PREMIUM(1)                                    $3,000.00         You choose the amount of premium you intend to
  Less sales expense charge(2)                    82.50         pay and the frequency with which you intend to
  Less state tax charge (2%)                      60.00         make these payments. We call this your planned
  Less Federal tax charge (1.25%)                 37.50         premium. Any additional premium payments you
        (if applicable)                                         make are called unplanned premiums.
------------------------------------------
NET PREMIUM                                   $2,820.00         We allocate your net premium to the Investment
  Plus net investment performance (earned                       Divisions and/or the Fixed Account based on your
       from the Investment Divisions                            instructions.
       and/or the Fixed Account) (varies
       daily)                                    113.15
                                                 360.00
  Less total annual monthly contract
        charge(3)
  Less total annual monthly cost of              213.04
       insurance charge (varies monthly)
  Less total annual Separate Account
       administrative charge (based on
       amount of cash value allocated to
       the Separate Account)(4)                    5.22
  Less total annual monthly cost of
       riders(5)                                   0.00
------------------------------------------
CASH VALUE                                    $2,354.89         Cash value may be used to determine the amount
  Less surrender charge(6)                                      of your Life Insurance Benefit as well as the
        (if applicable)                        1,500.00         cash surrender value of your policy.

                                                                We may assess a surrender charge when you make a
                                                                face amount decrease, partial withdrawal or full
                                                                surrender in the first fifteen Policy Years or
                                                                within fifteen years after you increase the face
                                                                amount.
------------------------------------------
CASH SURRENDER VALUE                          $  854.89         The amount of loans, withdrawals and surrenders
  (as of the end of the first Policy Year)                      you can make is based on your policy's cash
                                                                surrender value. Your policy will terminate if
                                                                your cash surrender value is insufficient to pay
                                                                your policy's monthly charges.

------------
(1) This example assumes you pay an annual planned premium of $3,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments.

(2) For details about how we calculate the sales expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.

(3) We currently deduct a monthly contract charge of $30 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.

(4) For details about how we calculate the Separate Account administrative charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.

(5) This example assumes you have not chosen any riders.

(6) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, you should refer to the Table of Fees and Expenses in the prospectus.

                             EXAMPLE (FOR SERIES 2)


     This example is based on the illustration shown in Appendix A. It assumes a male insured, issue age 35, a surrender charge premium of $3,850, an initial face amount of $250,000, and a selection of life insurance benefit option 1 by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.03% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.


PREMIUM(1)                                    $3,000.00         You choose the amount of premium you intend to
  Less sales expense charge(2)                    82.50         pay and the frequency with which you intend to
  Less state tax charge (2%)                      60.00         make these payments. We call this your planned
  Less Federal tax charge (1.25%)                 37.50         premium. Any additional premium payments you
        (if applicable)                                         make are called unplanned premiums.
------------------------------------------
NET PREMIUM                                   $2,820.00         We allocate your net premium to the Investment
  Plus net investment performance (earned                       Divisions and/or the Fixed Account based on your
       from the Investment Divisions                            instructions.
       and/or the Fixed Account) (varies
       daily)                                    125.85
  Less total annual monthly contract                360.00
        charge(3)
  Less total annual monthly cost of                 213.04
       insurance charge (varies monthly)
  Less total annual Separate Account
       administrative charge (based on
       amount of cash value allocated to
       the Separate Account)(4)
  Less total annual monthly cost of                   5.22
       riders(5)
                                                      0.00
  Less total annual Mortality and Expense
       Risk Charge (based on cash value
       allocated to the Separate Account)
                                                  13.05
------------------------------------------
CASH VALUE                                    $2,354.54         Cash value may be used to determine the amount
  Less surrender charge(6)                                      of your Life Insurance Benefit as well as the
        (if applicable)                        1,320.00         cash surrender value of your policy.

                                                                We may assess a surrender charge when you make a
                                                                face amount decrease, partial withdrawal or full
                                                                surrender in the first fifteen Policy Years or
                                                                within fifteen years after you increase the face
                                                                amount.
------------------------------------------
CASH SURRENDER VALUE                          $1,034.54         The amount of loans, withdrawals and surrenders
  (as of the end of the first Policy Year)                      you can make is based on your policy's cash
                                                                surrender value. Your policy will terminate if
                                                                your cash surrender value is insufficient to pay
                                                                your policy's monthly charges.

------------
(1) This example assumes you pay an annual planned premium of $3,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments.

(2) For details about how we calculate the sales expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.

(3) We currently deduct a monthly contract charge of $30 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.

(4) For details about how we calculate the Separate Account administrative charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.

(5) This example assumes you have not chosen any riders.

(6) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, you should refer to the Table of Fees and Expenses in the prospectus.

     The following is additional information about certain specific charges that can be associated with your policy.

                            DEDUCTIONS FROM PREMIUMS

SALES EXPENSE CHARGE

     We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the mortality and expense risk charge, the charge for cost of insurance protection or the Separate Account administrative charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Surrender Charge Premium for your policy.

SURRENDER CHARGE PREMIUM

     When your policy is issued, we determine the initial Surrender Charge Premium for your policy. Your Surrender Charge Premium is based on the specific age, sex and underwriting class of the insured and the base policy amount. We use the Surrender Charge Premium for the purpose of calculating the sales expense charge and the surrender charge. An increase in your Surrender Charge Premium generally will increase these charges. You can find your initial Surrender Charge Premium on the Policy Data Page. If you increase the face amount of your base policy, we will increase your Surrender Charge premium to reflect the amount of increase and the insured's attained age on the most recent policy anniversary. If you decrease the face amount of your base policy, we will correspondingly decrease your Surrender Charge Premium, starting with the portion of your Surrender Charge Premium attributable to the most recent increase.

STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders ranging from 0% to 3.5% of premium payments. We deduct a charge of 2% of all premiums we receive to cover these state taxes. This charge may not reflect the actual tax charged in your state. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

     NYLIAC's Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.


CHARGES FOR TAXES



     We impose a Federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under IRC Section 848 in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's Federal income taxes attributable to the Fixed Account.



     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.


                              TRANSACTION CHARGES

SURRENDER CHARGES

     -- Charges in Policy Years 1-15 (Series 1 only)--The Surrender Charge we deduct is the lesser of 1 or 2:

        1. 50% of the total premiums you have paid under the policy; or

        2. A percentage of the Surrender Charge Premium (as shown in the table below for the applicable Policy Year). The Surrender Charge Premium is shown on your Policy Data Page. The Surrender Charge we deduct if you surrender your policy or increase or decrease the face amount of your policy is described below.


                       PERCENTAGE
  POLICY YEAR           APPLIED
  -----------       ----------------
      1-3                 100%
        4                  93%
        5                  86%
        6                  79%
        7                  72%
        8                  65%
        9                  58%
       10                  51%
       11                  44%
       12                  37%
       13                  30%
       14                  23%
       15                  15%
       16+                  0%


     Example: Assume that a policyowner (a) has a policy with a Surrender Charge
              Premium of $1495.00, (b) has paid $3500.00 of premiums under the policy, (c) has not increased the face amount of the policy, and
              (d) surrenders the policy in the third Policy Year. The surrender charge for the policy would be the lesser of (i) 100% of the Surrender Charge Premium ($1495.00) or (ii) 50% of the total premiums paid ($1750.00). In this case, the surrender charge would be $1495.00.

     -- Charges in Policy Years 1-15 (Series 2 only)--The Surrender Charge we deduct is the lesser of 1 or 2:

        1. 50% of (a-b) where

          (a) = Total premiums paid

          (b) = Cumulative monthly contract charges actually incurred for the first 3 Policy Years. The amount will never be greater than $372 in Year 1, $504 in Year 2, and $636 thereafter. (This represents a $31 monthly contract charge in Year 1, an additional $11 per month in Year 2, and an additional $11 per month thereafter). Component (b) of the Surrender Charge formula applies only when calculating the Surrender Charge on the original face amount).

        2. A percentage (which changes by duration) of the Surrender Charge Premium shown in the table below.

                       PERCENTAGE
  POLICY YEAR           APPLIED
  -----------       ----------------
      1-4                 100%
        4                  93%
        5                  86%
        6                  79%
        7                  72%
        8                  65%
        9                  58%
       10                  51%
       11                  44%
       12                  37%
       13                  29%
       14                  19%
       15                   9%
      16+                   0%

     Example: Assume that a policyowner (a) has a policy with a Surrender Charge
              Premium of $1495.00, (b) has paid $3500.00 of premiums under the policy, (c) has not increased the face amount of the policy, and
              (d) surrenders the policy at the end of the third Policy Year. The surrender charge for the policy would be the lesser or (i) 100% of the Surrender Charge Premium ($1495.00) or (ii) 50% of (Total premiums paid less Cumulative monthly contract charges). Fifty percent of ($3500.00 -- $600.00) equals $1450.00. In this case, the surrender charge would be $1450.00.

     -- Additional Contract Charge on a Surrender or Lapse in the First Policy
        Year--If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This charge also will apply if the policy lapses during the first Policy Year and is reinstated subsequently. This additional charge equals the difference between a and b multiplied by c where:

        a = the monthly contract charge for the first Policy Year;

        b = the monthly charge for subsequent Policy Years; and

        c = the number of Monthly Deduction Days which fall during the first
            Policy Year, between the day you surrender your policy (or the date your policy lapsed) and the first anniversary of your Policy Date (or the date of reinstatement).

     This charge will not exceed $341.

     -- Surrender Charges after Face Amount Increases--If you increase your policy's face amount (other than the increase that results from a change in your Life Insurance Benefit Option), we will apply a new Surrender Charge schedule to the amount of the increase in the face amount. This schedule will start on the day we process your request. The Surrender Charge Premium we use under this schedule will be based on the insured's age on the most recent policy anniversary at the time of the increase. The original Surrender Charge schedule will continue to apply to the original face amount of your policy. If you have made multiple increases to the face amount of your policy, and later decide to decrease the face amount of your policy or surrender it, we will calculate the surrender charge in the following order:


        (1) based on the Surrender charge associated with the last increase in face amount;

        (2) based on each prior increase, in the reverse order in which the increases occurred; and

        (3) based on the initial face amount.

     -- Surrender Charges on Face Amount Decreases--If you decrease the face amount of your policy, we will deduct a Surrender Charge, if applicable. This charge will equal the difference between the Surrender Charge that we would have charged if you had surrendered your entire policy before the decrease and the Surrender Charge that we would charge had you surrendered your entire policy after the decrease. We will not impose a Surrender Charge on a decrease or termination of any rider.

                                              EXAMPLE:
                            --------------------------------------------
                            Face Amount prior to Decrease:     $500,000
                            Amount of Decrease:                $100,000
                            ------------------------           --------
                            Face Amount after Decrease:        $400,000
                            Surrender Charge on Face Amount
                              prior to Decrease ($500,000)     $  1,280
                            Less Surrender Charge on Face
                              Amount after Decrease
                              ($400,000)                       $  1,030
                            ---------------------------------  --------
                            Surrender Charge Deducted          $    250

     -- Partial Withdrawal Fee and Surrender Charge--If you make a partial withdrawal we will deduct a processing fee of $25 and, if the partial withdrawal results in a decrease to your policy's face amount, we will deduct a surrender charge (as described above).

     -- Transfer Charge--We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.


                           DEDUCTIONS FROM CASH VALUE


CHARGE FOR COST OF INSURANCE PROTECTION

     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insured at that time and multiplying the result by the net amount at risk on the Monthly Deduction Day. The net amount at risk is based on the difference between the current Life Insurance Benefit of your policy and the policy's cash value. Your cost of insurance charge will vary from month to month depending on the changes in the net amount at risk as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial face amount. If you request and we approve an increase in your policy's face amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the insured's age and circumstances at the time of the increase.

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE

     On each Monthly Deduction Day, we deduct a Separate Account Administrative Charge based on the cash value allocated to the Separate Account as of that Monthly Deduction Day to cover the cost of providing administrative policy services. We guarantee that this charge never will be more than, on an annual basis, 0.20% of the cash value in the Separate Account.

GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you elect this optional benefit, we will charge you an amount equal to $.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amounts of any riders. In addition to this charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy Data Page.

LIFE EXTENSION BENEFIT RIDER CHARGE (SERIES 2 ONLY)

     If you elect this optional benefit, we will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age
90. We calculate this charge as a percentage of the cost of insurance charge for the base policy.

                      DEDUCTIONS FROM THE SEPARATE ACCOUNT


MORTALITY AND EXPENSE RISK CHARGE



     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. On each Monthly Deduction Day for Series 2, and daily for Series 1, we deduct a Mortality and Expense Risk charge. We may use any profit derived from the charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.



     The current deduction for this charge for Series 1 is equal to an annual rate of 0.50% of each Investment Division's average daily net asset value. Currently, for Series 2 we deduct on a monthly basis a mortality and expense risk charge that is equal to an annual rate of 0.50% of the cash value allocated to the Separate Account. While we may change the mortality and expense risk charge that we deduct, we guarantee that this charge never will be more than an annual rate of 0.80% of each Investment Division's average daily net asset value for Series 1, and 0.80% of the cash value allocated to the Separate Account for Series 2.

                                     LOANS

     You can borrow up to 90% of the Cash Surrender Value of your policy. Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.


                            SURRENDER OF YOUR POLICY


     Cash Surrender Value is significant for 2 reasons:

     -- LOANS AND PARTIAL WITHDRAWALS: You can take loans and partial withdrawals from your policy based on the amount of the policy's Cash Surrender Value.

     -- KEEPING YOUR POLICY IN EFFECT: Your policy may lapse without value if the Cash Surrender Value is insufficient to cover charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

                              FINANCIAL STATEMENTS


     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



     The Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, the statement of changes in net assets and the financial highlights for the period provided in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


     Michael Fong, FSA, MAAA, Associate Actuary, has examined actuarial matters in this SAI. We have filed an opinion on actuarial matters as an exhibit to the registration statements we have filed with the SEC.


               [FINANCIAL STATEMENTS TO BE PROVIDED BY AMENDMENT]

NYLIAC VARIABLE UNIVERSAL LIFE 2000 (SERIES 1) PERFORMANCE SUMMARY(1):


AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2002(2)



                                                        INVESTMENT                                       SINCE
                                                         DIVISION                                      INVESTMENT
                                                        INCEPTION      1        3        5      10      DIVISION
INVESTMENT DIVISIONS(4)                                  DATE(5)      YEAR    YEARS    YEARS   YEARS   INCEPTION
MainStay VP Series Funds:
  American Century Income & Growth                       05/01/98
  Bond                                                   01/23/84
  Capital Appreciation                                   01/29/93
  Cash Management(5)                                     01/29/93
  Convertible                                            10/01/96
  Dreyfus Large Company Value                            05/01/98
  Eagle Asset Management Growth Equity                   05/01/98
  Equity Income                                          07/02/01
  Government                                             01/29/93
  Growth Equity                                          01/23/84
  High Yield Corporate Bond                              05/01/95
  Indexed Equity                                         01/29/93
  International Equity                                   05/01/95
  Mid Cap Core                                           07/02/01
  Mid Cap Growth                                         07/02/01
  Small Cap Growth                                       07/02/01
  Total Return                                           01/29/93
  Value                                                  05/01/95
Alger American Small Capitalization                      09/21/88
Calvert Social Balanced                                  09/02/86
Dreyfus IP Tech. Growth Portfolio (Initial Shares)       08/31/99
Fidelity VIP Contrafund(R)                               01/03/95
Fidelity VIP Equity-Income                               10/09/86
Janus Aspen Series Balanced                              09/13/93
Janus Aspen Series Worldwide Growth                      09/13/93
T. Rowe Price Equity Income                              03/31/94
Van Kampen UIF Emerging Markets Equity                   10/01/96
-----------------------------------------------------------------------------------------------------------------



(1) Performance data shown represents past performance and is no guarantee of future results. Due to current market volatility, current performance may be less than the figures shown. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested, the deduction of the policy's current separate account charges for mortality and expense risk (.50%) and total portfolio operating expense. It does not reflect the cost of insurance, surrender charges, monthly contract charges, separate account administrative charge, sales expense charge and state and federal tax charges. Had these expenses been deducted, total returns would have been lower. The advisors to some of the Portfolios have assumed or reduced some of those Portfolios' fees and expenses. Had these expenses not been assumed or reduced, the total return for these Investment Divisions would have been lower.


(2) The values shown are unaudited.


(3) The Investment Divisions offered are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.


(4) Performance is calculated as of the Inception Date. The Inception Date of each Investment Division is the date that money was first deposited into this Investment Division.


(5) An investment in the MainStay VP Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value.



This is not valid unless accompanied by the NYLIAC VUL 2000 Policy Value pages.



NYLIAC VUL 2000 is issued by New York Life Insurance and Annuity Corporation. (a Delaware Corporation), a wholly owned subsidiary of New York Life Insurance Company, 51 Madison Ave, NY, NY 10010. The policies are distributed by NYLIFE Distributors Inc., member NASD.

NYLIAC VUL 2000 (SERIES 1)(1) POLICY VALUES


BASED ON HISTORICAL INVESTMENT RESULTS THROUGH DECEMBER 31, 2002


$250,000 OF INITIAL INSURANCE PROTECTION AND CURRENT POLICY CHARGES



                                                                          PAST ONE YEAR                   PAST THREE YEARS
                                                                  ------------------------------   ------------------------------
                                                      INCEPTION   POLICY CASH   IF THE POLICY IS   POLICY CASH   IF THE POLICY IS
INVESTMENT DIVISION                                     DATE*        VALUE        SURRENDERED         VALUE        SURRENDERED
MainStay VP Series Funds:
 American Century Income & Growth                     09/28/99      $                $               $                $
 Bond                                                 09/28/99
 Capital Appreciation                                 09/28/99
 Cash Management                                      09/28/99
 Convertible                                          09/28/99
 Dreyfus Large Company Value                          09/28/99
 Eagle Asset Management Growth Equity                 09/28/99
 Equity Income                                        09/28/99
 Government                                           09/28/99
 Growth Equity                                        09/28/99
 High Yield Corporate Bond                            09/28/99
 Indexed Equity                                       09/28/99
 International Equity                                 09/28/99
 Mid Cap Core                                         07/02/01
 Mid Cap Growth                                       07/02/01
 Small Cap Growth                                     07/02/01
 Total Return                                         09/28/99
 Value                                                09/28/99
Alger American Small Capitalization                   09/28/99
Calvert Social Balanced                               09/28/99
Dreyfus IP Tech. Growth Portfolio (Initial Shares)    08/31/99
Fidelity VIP Contrafund(R)                            09/28/99
Fidelity VIP Equity-Income                            09/28/99
Janus Aspen Series Balanced                           09/28/99
Janus Aspen Series Worldwide Growth                   09/28/99
Van Kampen UIF Emerging Markets Equity                09/28/99
T. Rowe Price Equity Income                           09/28/99
---------------------------------------------------------------------------------------------------------------------------------



(1) Series 1 refers to the VUL 2000 policies offered for sale prior to May 10, 2001. These policies will also continue to be offered in those jurisdictions where series 2 is not yet available.



The VUL 2000 Series I Policy Values table is designed to demonstrate how the actual investment experience of NYLIAC's VUL Separate Account-I would have affected the Cash Value and Cash Surrender Value (if the Policy is surrendered) of a hypothetical policy held for specified time periods ending December 31, 2002. The illustration assumes a $3,000 annual premium allocated to each individual Investment Division, the insured is a 35 year old male, preferred rate class, a level life insurance benefit option, policy face amount is $250,000 and that it was purchased on the first day that the Investment Divisions were made available for NYLIAC'S VUL Separate Account-I.

                                                                         PAST FIVE YEARS                  SINCE INCEPTION
                                                                  ------------------------------   ------------------------------
                                                      INCEPTION   POLICY CASH   IF THE POLICY IS   POLICY CASH   IF THE POLICY IS
INVESTMENT DIVISIONS                                    DATE*        VALUE        SURRENDERED         VALUE        SURRENDERED
MainStay VP Series Funds:
 American Century Income & Growth                     09/28/99      $               $                $               $
 Bond                                                 09/28/99
 Capital Appreciation                                 09/28/99
 Cash Management                                      09/28/99
 Convertible                                          09/28/99
 Dreyfus Large Company Value                          09/28/99
 Eagle Asset Management Growth Equity                 09/28/99
 Equity Income                                        09/28/99
 Government                                           09/28/99
 Growth Equity                                        09/28/99
 High Yield Corporate Bond                            09/28/99
 Indexed Equity                                       09/28/99
 International Equity                                 09/28/99
 Mid Cap Core                                         07/02/01
 Mid Cap Growth                                       07/02/01
 Small Cap Growth                                     07/02/01
 Total Return                                         09/28/99
 Value                                                09/28/99
Alger American Small Capitalization                   09/28/99
Calvert Social Balanced                               09/28/99
Dreyfus IP Tech. Growth Portfolio (Initial Shares)    08/31/99
Fidelity VIP Contrafund(R)                            09/28/99
Fidelity VIP Equity-Income                            09/28/99
Janus Aspen Series Balanced                           09/28/99
Janus Aspen Series Worldwide Growth                   09/28/99
Van Kampen UIF Emerging Markets Equity                09/28/99
T. Rowe Price Equity Income                           09/28/99
---------------------------------------------------------------------------------------------------------------------------------



Current charges which include a sales expense charge (2.75% of each premium paid within a policy year up to the surrender charge premium plus 1.25% of each premium paid within a policy year in excess of the surrender charge premium), a state tax (2%), federal tax (1.25%), contract charges (of $360 in the first year and $120 in all subsequent years), and a separate account administrative charge (which will not exceed on an annual basis 0.20% of the amount of cash value held in the separate account), cost of insurance, separate account charges for mortality and expense risk (0.50%), and total portfolio operating expenses have been used to determine the policy value. If guaranteed charges were used, the results would be lower. Current charges represent the amount we charge today. Guaranteed charges represent the maximum amount we have the right to charge.

                            PART C. OTHER INFORMATION

ITEM 27.         EXHIBITS

                 Board of Directors Resolution

(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.

(c)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

(c)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 33-87382), and incorporated herein by reference.

(d)              Contracts.


(d)(1) Form of Policy for Variable Universal Life Insurance 2000 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Registrant's initial registration statement on Form S-6 (File No. 333-79309), and incorporated herein by reference.



(d)(2) Accidental Death Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 7/21/99 and incorporated herein by reference.



(d)(3) Monthly Deduction Waiver Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(b) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account
                 - I (File No. 333-79309), filed 7/21/99 and incorporated herein by reference.



(d)(4) Supplementary Term Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(c) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/21/99 and incorporated herein by reference.



(d)(5) Guaranteed Minimum Death Benefit Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (5)(d) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/21/99 and incorporated herein by reference.



(d)(6) Term Insurance on Other Covered Insured Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(e) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/21/99 and incorporated herein by reference.



(d)(7) Children's Insurance Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(f) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/21/99 and incorporated herein by reference.



(d)(8) Guaranteed Insurability Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(g) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/21/99 and incorporated herein by reference.



(d)(9) Living Benefits Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(h) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/21/99 and incorporated herein by reference.



(d)(10) Insurance Exchange Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(i) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/21/99 and incorporated herein by reference.



(d)(11) Spouse's Paid-Up Insurance Purchase Option Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(j) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 7/21/99 and incorporated herein by reference.



(d)(12) Life Extension Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(k) to Registrant's Post Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-79309), filed 1/24/02 and incorporated herein by reference.


(d)(13)         Form of Policy for Variable Universal Life 2000 Policies (No.
                 302-90) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(l) to Registrant's Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 (File No. 333-79309), filed 1/24/02 and incorporated herein by reference.


(e)              Applications.


(e)(1) Form of Application - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit l.(10) to
                 Post Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-64410), and incorporated herein by reference.


(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(g)              Reinsurance Contracts.

                 To be filed by post-effective amendment.

(h)              Participation Agreements.

(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(2) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(3) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(4) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(5) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(6) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(7) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(8) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment
                 No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.


(h)(9) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.



(h)(10) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management
                 LLC - Previously filed in accordance with Regulation S-T, 17CFR
                 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.


(i)              Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Filed herewith.





(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Filed herewith.



(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Filed herewith.



(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Filed herewith.



(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Filed herewith.



(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Filed herewith.


(j)              Other Material Contracts.

(j)(1) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following, and incorporated herein by reference:

                 Jay S. Calhoun, Vice President, Treasurer and Director
                   (Principal Financial Officer)
                 Richard M. Kernan, Jr., Director
                 Robert D. Rock, Senior Vice President and Director
                 Frederick J. Sievert, President and Director (Principal
                   Executive Officer)
                 Stephen N. Steinig, Senior Vice President, Chief Actuary and
                   Director
                 Seymour Sternberg, Director

(j)(2) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(j)(3) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as
                 Exhibit 8 (d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(j)(4) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit (10)(e) to Registrant's Post-Effective Amendment No. 6 on Form N-4 and incorporated herein by reference for the following:

                 George J. Trapp, Director
                 Frank M. Boccio, Director
                 Phillip J. Hildebrand, Director
                 Michael G. Gallo, Director
                 Solomon Goldfinger, Director
                 Howard I. Atkins, Director


(j)(5) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), and incorporated herein by reference.

(j)(6) Power of Attorney for Gary G. Benanav, Director and Executive Vice President - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(o) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-47728) filed 10/11/00 and incorporated herein by reference.

(j)(7) Power of Attorney for Theodore A. Mathas, Director - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to Post-Effective Amendment No. 13 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I(File No. 033-53342), filed 10/3/01 and incorporated herein by reference.

(j)(8) Power of Attorney for Anne F. Pollack, Director, Senior Vice President and Chief Investment Officer - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(r) to Post-Effective Amendment No. 11 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-79309), filed 1/24/02 and incorporated herein by reference.

(j)(9) Power of Attorney for Carmela Condon, Vice President and Controller of NYLIAC - Filed herewith.

(k)              Legal Opinion.

                 Opinion and consent of Thomas F. English, Esq.

                 To be filed by post-effective amendment.

(l)              Actuarial Opinion.

                 Not applicable.

(m)              Calculation.

                 Not applicable.

(n)              Other Opinions.


(n)(1)           Consent of Pricewaterhouse Coopers LLP

                 To be filed by post-effective amendment.


(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.

                 On the commencement of operations of each of the MainStay VP Equity Income, the MainStay VP Mid Cap Core, the MainStay VP Mid Cap Growth and the MainStay VP Small Cap Growth Investment Divisions, NYLIAC infused the corresponding Portfolios of each of these Investment Divisions with seed capital of $5 million each.

(q)              Redeemability Exemption.


                 Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(a) to the Pre-Effective Agreement No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), and incorporated herein by reference.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.



         Name:                                          Title:
         -----                                          ------
         Frank M. Boccio                                Director and Senior Vice President
         Michael Gallo                                  Director and Senior Vice President
         Solomon Goldfinger                             Director, Senior Vice President and Chief Financial Officer
         Phillip J. Hildebrand                          Director and Executive Vice President
         Theodore A. Mathas                             Director
         Anne F. Pollack                                Director, Senior Vice President and Chief Investment Officer
         Robert D. Rock                                 Director and Senior Vice President
         Frederick J. Sievert                           Director and President
         Michael E. Sproule                             Director
         Seymour Sternberg                              Director
         George J. Trapp                                Director
         Gary G. Benanav                                Executive Vice President and Chairman of Taiwan Branch
         Gary E. Wendlandt                              Executive Vice President
         Jay S. Calhoun                                 Senior Vice President and Treasurer
         Judith E. Campbell                             Senior Vice President and Chief Information Officer
         Patrick Colloton                               Senior Vice President
         John A. Cullen                                 Senior Vice President
         Sheila K. Davidson                             Senior Vice President and General Counsel
         Thomas F. English                              Senior Vice President and Deputy General Counsel
         Melvin J. Feinberg                             Senior Vice President
         Robert J. Hebron                               Senior Vice President
         Gerald Kaplan                                  Senior Vice President and Tax Counsel
         Theodore Mathas                                Senior Vice President and Chief Operating Officer
         Barbara McInerney                              Senior Vice President in charge of Corporate Compliance
         John R. Meyer                                  Senior Vice President
         Frank J. Ollari                                Senior Vice President
         Richard C. Schwartz                            Senior Vice President
         Joel M. Steinberg                              Senior Vice President and Chief Actuary
         Stephen N. Steinig                             Senior Vice President and Actuary
         Howard Anderson                                Vice President
         David Bangs                                    Vice President
         Stephen A. Bloom                               Vice President and Chief Underwriter
         David Boyle                                    Vice President
         William Cheng                                  Vice President
         Henry Ciapas                                   Vice President
         Camille Condon                                 Vice President and Controller
         Mark A. Gomez                                  Vice President and Associate General Counsel
         Jane L. Hamrick                                Vice President
         Thomas Haubenstricker                          Vice President
         Matthew M. Huss                                Vice President
         Joseph Hynes                                   Vice President
         Robert Hynes                                   Vice President
         John Iacovino                                  Vice President and Medical Director
         David Krystel                                  Vice President
         Edward Linder                                  Vice President
         Daniel J. McKillop                             Vice President
         Gary J. Miller                                 Vice President
         Michael M. Oleske                              Vice President and Tax Counsel
         Micheal J. Oliviero                            Vice President - Tax
         Andrew N. Reiss                                Vice President and National Sales Manager
         Georgene Sfraga Panza                          Vice President
         David Skinner                                  Vice President
         Carol Springsteen                              Vice President
         John Swenson                                   Vice President
         Mark W. Talgo                                  Vice President
         Thomas J. Troeller                             Vice President and Attorney
         Jonathan Wooley                                Vice President
         Robert Ziegler                                 Vice President
         Richard W. Zuccaro                             Vice President
         Catherine A. Marrion                           Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.


                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland


Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

New York Life Investment Management Institutional Funds(1)             Delaware

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

Monitor Capital Advisors Funds, LLC (3)                                Delaware

New York Life Insurance and Annuity Corporation                        Delaware

NYLIFE LLC                                                             Delaware
     Avanti Corporate Health Systems, Inc.                             Delaware
        Avanti of the District, Inc.                                   Maryland
     Eagle Strategies Corp.                                            Arizona

--------

         (1) Registered investment company as to which New York Life ("NYL") and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.


         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.



         (3) New York Life Investment Management LLC provides management services to Monitor Capital Advisors Funds, LLC (Large Cap Equity Index Fund), which is a Delaware limited liability company designed to provide investment results that correspond to the total return performance of the S&P 500 Composite Stock Index. The sole investor in this limited liability company is New York Life.



--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     New York Life International Investment Inc.                       Delaware
         Monetary Research Ltd.                                        Bermuda
         NYL Management Limited                                        United Kingdom
     New York Life International Investment Asia Ltd.                  Mauritius
     NYLUK I Company                                                   United Kingdom
         New York Life (U.K.) Limited                                  United Kingdom

         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             Gresham Unit Trust Managers                               United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
             WLIC                                                      United Kingdom
             W(UK)HC Limited                                           United Kingdom
             W Financial Services                                      United Kingdom
             W Home Loans                                              United Kingdom
             W Trust Managers                                          United Kingdom
             WIM                                                       United Kingdom
             WFMI                                                      United Kingdom
     New York Life Trust Company                                       New York
     New York Life Trust Company, FSB                                  Federal Savings Bank
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     WellPath of Arizona Reinsurance Company                               Arizona
     NYLCare NC Holdings, Inc.                                             Delaware
     NYLIFE Refinery Inc.                                                  Delaware
     NYLIFE Securities Inc.                                                New York
     NYLIFE Structured Asset Management Company Ltd.                       Texas



     Prime Provider Corp.                                                  New York
         Prime Provider Corp. of Texas                                     Texas
     NYLINK Insurance Agency Incorporated                                  Delaware
         NYLINK Insurance Agency of Alabama, Incorporated                  Alabama
         NYLINK Insurance Agency of Hawaii, Incorporated                   Hawaii
         NYLINK Insurance Agency of Massachusetts, Incorporated            Massachusetts
         NYLINK Insurance Agency of Montana, Incorporated                  Montana
         NYLINK Insurance Agency of Nevada, Incorporated                   Nevada

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
    (NYLINK Insurance Agency subsidiaries cont.)
         NYLINK Insurance Agency of New Mexico, Incorporated           New Mexico


         NYLINK Insurance Agency of Washington, Incorporated           Washington

         NYLINK Insurance Agency of Wyoming, Incorporated              Wyoming



New York Life Investment Management Holdings LLC                       Delaware

     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         NYLIM Mezzanine Partners GP, LLC                              Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors Inc.                                          Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, Inc.                                      Delaware
    New York Life Securities Investment Consulting Co., Ltd.           Taiwan
    New York Life Insurance Taiwan Corporation                         Taiwan
New York Life International, LLC                                       Delaware
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                  99.95%
              Operada FMA, S.A. de C.V.                                Mexico                     99%
    NYLIFE Thailand, Inc.                                              Delaware
       Siam Commercial New York Life Insurance Public Company          Thailand                45.29%
          Limited (4)
    Siam Commercial New York Life Insurance Public Company             Thailand                23.73%
       Limited
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    P.T. Asuransi Jiwa Sewu-New York Life (5)                          Indonesia                  50%
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Ltd.                          Mauritius
    New York Life Insurance (Philippines), Inc.                        Philippines
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                  99.99%
         Centro de Capacitacion Monterrey, A.C.                        Mexico                 99.791%

    NYL International Reinsurance Company Ltd.                         Bermuda
New York Life BioVenture Partners LLC                                  Delaware
Silver Spring, LLC                                                     Delaware
Biris Holdings LLC.                                                    Delaware



         (4) Held through controlled Thai nominee holding company.


         (5) NYL takes the position that neither NYL nor any of its affiliates controls this entity. It is included for informational purposes only.

ITEM 30.          INDEMNIFICATION

      Reference is made to Article VIII of the Depositor's By-Laws.


      New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.


      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 31.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors Inc. is currently acting as underwriter:


          NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds


      (b) Management.

      The business address of each director and officer of NYLIFE Distributors Inc. is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     Names of Directors and Officers                 Positions and Offices with Underwriter
     -------------------------------                 --------------------------------------
     Jefferson C. Boyce                              Director
     Michael G. Gallo                                Director and Senior Vice President
     Phillip J. Hildebrand                           Director
     Robert D. Rock                                  Director and Senior Vice President
     Gary E. Wendlandt                               Director
     Stephen C. Roussin                              Director, Chairman and President
     Robert E. Brady                                 Director and Vice President
     Peter Moeller                                   Executive Vice President
     Patrick P. Boyle                                Senior Vice President
     Marc Brookmen                                   Senior Vice President
     Derek Burke                                     Chief Compliance Officer
     Jay S. Calhoun                                  Senior Vice President and Treasurer
     Thomas J. Warga                                 Senior Vice President and General Auditor
     Barbara McInerney                               Senior Vice President
     Wendy Fishler                                   Senior Vice President
     Stanley Metheney                                Senior Vice President
     David J. Krystel                                Vice President
     Linda M. Livornese                              Vice President
     Michael Quatela                                 Vice President
     Nathan Ronen                                    Vice President
     Richard Zuccaro                                 Vice President
     Albert Leier                                    Vice President - Financial Operations and Chief Financial Officer
     Scott T. Harrington                             Corporate Vice President
     Arphiela Arizmendi                              Corporate Vice President
     Antoinette B. Cirillo                           Corporate Vice President
     Thomas J. Murray, Jr.                           Corporate Vice President
     Robert A. Anselmi                               Secretary

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-


ITEM 32.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 33.          MANAGEMENT SERVICES.

                  Not applicable.


ITEM 34.          FEE REPRESENTATION.




      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Variable Universal Life 2000 Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES


      Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 21st day of January, 2003.



                                              NYLIAC VARIABLE UNIVERSAL LIFE
                                              SEPARATE ACCOUNT-I
                                                   (Registrant)



                                              By:  /s/ MELVIN J. FEINBERG
                                                   -----------------------------
                                                   Melvin J. Feinberg
                                                   Senior Vice President



                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)


                                              By:  /s/ MELVIN J. FEINBERG
                                                   -----------------------------
                                                   Melvin J. Feinberg
                                                   Senior Vice President



Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



     Frank M. Boccio*               Director

     Carmela Condon**               Vice President and Controller (Principal
                                    Accounting Officer)

     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director and Chief Financial Officer

     Phillip J. Hildebrand*         Director

     Theodore A. Mathas*            Director

     Anne F. Pollack*               Director

     Robert D. Rock*                Director

     Frederick J. Sievert*          Director and President

     Michael E. Sproule*            Director

     Seymour Sternberg*             Director

     George J. Trapp*               Director



*By:      /s/ MELVIN J. FEINBERG
      ----------------------------------
      Melvin J. Feinberg
      Attorney-in-Fact
      January 21, 2003



* Pursuant to Powers of Attorney previously filed.

** Pursuant to Power of Attorney filed herewith.

                                EXHIBIT INDEX


Exhibit                          Description
Number


(i)(1)           Service Agreement between Fred Alger Management, Inc. and
                 NYLIAC.





(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC.



(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC.



(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC.



(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC.



(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC.


(j)(9) Power of Attorney for Carmela Condon, Vice President and Controller of NYLIAC.